UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Fidelity®
Large Cap Stock
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Stock	-1.99%	10.21%	3.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Stock Fund on April 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Large Cap Stock Fund

Plagued by fears of rising inflation, threats of a recession and fallout from the subprime mortgage crisis, U.S. equities struggled for the 12 months ending April 30, 2008. Trying to buoy the economy, the Federal Reserve Board lowered the target fed funds rate from 5.25% to 2.00% between September 2007 and the end of April 2008. Despite the Fed's actions, most measures of the U.S. stock market failed to finish in positive territory for the year overall. However, after reaching lows in March, many indexes trended up, reversing their downward spirals to turn in solid gains in the final month of the period. The Standard & Poor's 500SM Index climbed 4.87% in April alone, making up some of its lost ground, but the index still fell 4.68% for the 12 months overall. The NASDAQ Composite® Index also experienced positive returns in April, but declined 3.78% during the past year. The Dow Jones Industrial AverageSM rose in April as well, contributing to a modest 0.47% return for the one-year period.

The fund returned -1.99% during the past year, outpacing the S&P 500®. My emphasis on stable-growth companies supported results, as did a focus on natural gas exploration and production (E&P) companies. Stock selection in the health care, industrials and financials groups helped as well. In addition, my exposure to foreign companies added to returns as the U.S. dollar weakened. However, my holdings in the utilities and consumer discretionary sectors detracted from results. Four of the top six contributors to relative results were natural gas E&P companies: Range Resources, Quicksilver Resources, EOG Resources and Ultra Petroleum. All benefited from rising production and increasing reserves. Industrials company Honeywell International and Japanese video game manufacturer Nintendo also made notable contributions. MoneyGram International was the single-most influential detractor. Its share price plummeted after the company lost money in investments and then raised capital from private-equity investors under unfavorable financial terms. Health care diagnostics company Inverness Medical Innovations performed well early on, but then announced its acquisition of a disease management company and disclosed problems in its expense controls. Elsewhere, underweighting Exxon Mobil dragged on results, as did overweighting financial firms Citigroup and American International Group. Neither MoneyGram nor Exxon Mobil was a fund holding at the end of the period. Some of the contributors and detractors I've mentioned were not components of the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 880.70	$ 4.72
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.84	$ 5.07

* Expenses are equal to the Fund's annualized expense ratio of 1.01%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.9	5.8
Honeywell International, Inc.	3.6	3.0
Inverness Medical Innovations, Inc.	3.3	3.1
Citigroup, Inc.	2.9	2.8
American International Group, Inc.	2.6	2.7
Cisco Systems, Inc.	2.4	1.9
Wachovia Corp.	1.9	0.0
Lehman Brothers Holdings, Inc.	1.8	1.1
Staples, Inc.	1.7	1.1
Google, Inc. Class A (sub. vtg.)	1.5	2.3
	25.6
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	17.9
Information Technology	18.8	19.3
Industrials	17.6	18.2
Health Care	13.9	15.4
Energy	10.7	9.5
Asset Allocation (% of fund's net assets)
As of April 30, 2008*		As of October 31, 2007**
	Stocks 99.1%		Stocks 98.5%
	Convertible Securities 1.1%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets(dagger) (0.2)%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	19.9%	** Foreign investments	18.4%

8 Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.4%
Gentex Corp.	82,600	$ 1,543
Johnson Controls, Inc.	82,400	2,905
		4,448
Automobiles - 0.2%
Fiat SpA	112,900	2,537
Distributors - 0.5%
Li & Fung Ltd.	1,388,000	5,744
Household Durables - 2.7%
Centex Corp. (f)	607,300	12,644
KB Home (f)	552,207	12,425
Pulte Homes, Inc.	241,600	3,150
Whirlpool Corp.	12,500	910
		29,129
Media - 1.6%
E.W. Scripps Co. Class A	68,000	3,054
Grupo Televisa SA de CV (CPO) sponsored ADR	86,800	2,142
Time Warner, Inc.	835,900	12,413
		17,609
Multiline Retail - 0.4%
Target Corp.	81,000	4,304
Specialty Retail - 2.6%
Home Depot, Inc.	223,900	6,448
Lowe's Companies, Inc.	118,700	2,990
OfficeMax, Inc.	31,300	572
Staples, Inc.	879,809	19,092
		29,102
Textiles, Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp. (a)	11,702	1,616
TOTAL CONSUMER DISCRETIONARY		94,489
CONSUMER STAPLES - 3.3%
Beverages - 0.4%
Coca-Cola Femsa SA de CV sponsored ADR	38,400	2,002
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	30,962	1,386
Pernod Ricard SA	11,400	1,317
		4,705
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	155,100	$ 6,261
Sysco Corp.	55,100	1,684
		7,945
Food Products - 2.0%
Groupe Danone	115,200	10,222
Nestle SA (Reg.)	24,533	11,765
		21,987
Tobacco - 0.2%
Souza Cruz Industria Comerico	68,500	1,929
TOTAL CONSUMER STAPLES		36,566
ENERGY - 10.7%
Energy Equipment & Services - 2.2%
BJ Services Co.	37,900	1,071
Diamond Offshore Drilling, Inc.	26,000	3,261
National Oilwell Varco, Inc. (a)	60,000	4,107
Petroleum Geo-Services ASA	55,700	1,521
Schlumberger Ltd. (NY Shares)	90,500	9,100
Smith International, Inc.	19,100	1,461
Transocean, Inc. (a)	24,875	3,668
		24,189
Oil, Gas & Consumable Fuels - 8.5%
Chesapeake Energy Corp.	106,200	5,491
ConocoPhillips	146,290	12,603
Denbury Resources, Inc. (a)	68,000	2,078
EOG Resources, Inc.	63,000	8,220
Forest Oil Corp. (a)	82,200	4,844
Hess Corp.	42,100	4,471
Occidental Petroleum Corp.	62,000	5,159
Plains Exploration & Production Co. (a)	113,694	7,081
Quicksilver Resources, Inc. (a)	179,200	7,435
Range Resources Corp.	170,050	11,288
Southwestern Energy Co. (a)	76,500	3,237
Suncor Energy, Inc.	19,800	2,234
Ultra Petroleum Corp. (a)	127,700	10,608
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	111,200	$ 5,432
XTO Energy, Inc.	51,100	3,161
		93,342
TOTAL ENERGY		117,531
FINANCIALS - 20.2%
Capital Markets - 4.5%
Ashmore Group PLC	399,700	2,277
Bank of New York Mellon Corp.	112,139	4,881
Greenhill & Co., Inc.	1,700	111
Julius Baer Holding AG	41,220	3,058
Lehman Brothers Holdings, Inc.	460,003	20,351
Morgan Stanley	176,726	8,589
State Street Corp.	119,369	8,611
T. Rowe Price Group, Inc.	34,995	2,049
		49,927
Commercial Banks - 3.3%
Erste Bank AG	98,574	7,340
Standard Chartered PLC (United Kingdom)	176,012	6,278
SunTrust Banks, Inc.	44,400	2,475
Wachovia Corp.	710,900	20,723
		36,816
Consumer Finance - 0.7%
American Express Co.	21,700	1,042
Capital One Financial Corp.	114,100	6,047
		7,089
Diversified Financial Services - 6.7%
Bank of America Corp.	399,300	14,990
Bolsa de Mercadorias & Futuros - BM&F SA	358,400	3,644
Bovespa Holding SA	178,600	2,713
CIT Group, Inc.	231,300	2,519
Citigroup, Inc.	1,259,900	31,838
Deutsche Boerse AG	23,500	3,457
JPMorgan Chase & Co.	264,519	12,604
JSE Ltd.	289,800	2,502
		74,267
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 2.7%
AMBAC Financial Group, Inc.	168,500	$ 780
American International Group, Inc.	630,074	29,109
		29,889
Real Estate Management & Development - 1.0%
CB Richard Ellis Group, Inc. Class A (a)	378,400	8,749
Indiabulls Real Estate Ltd. (a)	129,826	1,762
		10,511
Thrifts & Mortgage Finance - 1.3%
Fannie Mae	251,800	7,126
Freddie Mac	169,605	4,225
MGIC Investment Corp.	114,800	1,496
Washington Mutual, Inc. (a)(g)	127,800	1,492
		14,339
TOTAL FINANCIALS		222,838
HEALTH CARE - 13.9%
Biotechnology - 3.5%
Alnylam Pharmaceuticals, Inc. (a)	203,600	5,106
Amgen, Inc. (a)	99,300	4,158
Cephalon, Inc. (a)	121,052	7,555
Cougar Biotechnology, Inc. (a)	18,900	381
CSL Ltd.	174,894	6,564
Genentech, Inc. (a)	67,496	4,603
Myriad Genetics, Inc. (a)	131,305	5,454
Vertex Pharmaceuticals, Inc. (a)	175,000	4,466
		38,287
Health Care Equipment & Supplies - 4.5%
Alcon, Inc.	17,600	2,781
C.R. Bard, Inc.	38,100	3,588
Conceptus, Inc. (a)	30,700	553
Gen-Probe, Inc. (a)	39,300	2,215
Inverness Medical Innovations, Inc. (a)(f)	977,600	36,171
Masimo Corp.	51,100	1,490
Sonova Holding AG	28,432	2,406
		49,204
Health Care Providers & Services - 1.5%
athenahealth, Inc.	46,417	1,160
Coventry Health Care, Inc. (a)	50,100	2,241
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Express Scripts, Inc. (a)	41,400	$ 2,899
Humana, Inc. (a)	77,000	3,680
WellPoint, Inc. (a)	130,500	6,492
		16,472
Life Sciences Tools & Services - 0.9%
QIAGEN NV (a)	355,900	7,905
Waters Corp. (a)	37,342	2,295
		10,200
Pharmaceuticals - 3.5%
Allergan, Inc.	151,770	8,555
Elan Corp. PLC sponsored ADR (a)	152,900	4,020
Johnson & Johnson	156,050	10,469
Merck & Co., Inc.	300,028	11,413
Schering-Plough Corp.	261,600	4,816
		39,273
TOTAL HEALTH CARE		153,436
INDUSTRIALS - 17.6%
Aerospace & Defense - 4.2%
General Dynamics Corp.	56,100	5,073
Honeywell International, Inc.	670,800	39,846
Rolls-Royce Group PLC	76,300	666
		45,585
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	81,000	5,865
Commercial Services & Supplies - 1.1%
Corporate Executive Board Co.	54,900	2,392
CoStar Group, Inc. (a)	57,000	2,733
Fuel Tech, Inc. (a)(f)	80,100	2,059
Healthcare Services Group, Inc.	61,039	931
Herman Miller, Inc.	34,100	796
Interface, Inc. Class A	67,328	864
Robert Half International, Inc.	75,200	1,782
		11,557
Electrical Equipment - 4.5%
Alstom SA	29,100	6,769
AMETEK, Inc.	34,100	1,655
Cooper Industries Ltd. Class A	77,600	3,289
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Evergreen Solar, Inc. (a)(f)	651,574	$ 5,597
Q-Cells AG (a)(f)	55,800	6,534
Renewable Energy Corp. AS (a)	146,500	5,015
SolarWorld AG	93,700	5,057
Sunpower Corp. Class A (a)	62,300	5,437
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(f)	191,557	8,568
Suzlon Energy Ltd.	264,404	1,877
		49,798
Industrial Conglomerates - 4.8%
General Electric Co.	1,324,208	43,304
Siemens AG sponsored ADR	82,500	9,772
		53,076
Machinery - 2.2%
Cummins, Inc.	55,000	3,446
Danaher Corp.	72,600	5,664
Eaton Corp.	44,000	3,865
Illinois Tool Works, Inc.	108,300	5,663
Middleby Corp. (a)(f)	15,595	979
SPX Corp.	19,700	2,423
Sulzer AG (Reg.)	12,652	1,660
		23,700
Road & Rail - 0.2%
Landstar System, Inc.	49,200	2,556
Trading Companies & Distributors - 0.1%
Watsco, Inc. (f)	25,300	1,148
TOTAL INDUSTRIALS		193,285
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	1,021,500	26,191
Corning, Inc.	413,450	11,043
Juniper Networks, Inc. (a)	223,400	6,170
Nice Systems Ltd. sponsored ADR (a)	98,100	3,124
Nokia Corp. sponsored ADR	74,600	2,243
QUALCOMM, Inc.	90,200	3,896
		52,667
Computers & Peripherals - 3.0%
Apple, Inc. (a)	66,600	11,585
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	397,423	$ 6,120
Hewlett-Packard Co.	251,300	11,648
NCR Corp. (a)	165,700	4,081
		33,434
Electronic Equipment & Instruments - 0.9%
Arrow Electronics, Inc. (a)	44,800	1,219
Hon Hai Precision Industry Co. Ltd. (Foxconn)	728,000	4,220
Motech Industries, Inc.	495,925	4,292
		9,731
Internet Software & Services - 1.6%
Google, Inc. Class A (sub. vtg.) (a)	29,113	16,719
SAVVIS, Inc. (a)	34,400	504
		17,223
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	323,302	10,426
Paychex, Inc.	114,800	4,175
Satyam Computer Services Ltd. sponsored ADR	198,100	5,087
The Western Union Co.	227,100	5,223
		24,911
Semiconductors & Semiconductor Equipment - 4.1%
ARM Holdings PLC sponsored ADR	557,900	3,331
ASML Holding NV (NY Shares)	172,000	4,878
Broadcom Corp. Class A (a)	133,500	3,466
Intel Corp.	654,641	14,572
KLA-Tencor Corp.	32,600	1,424
Lam Research Corp. (a)	135,000	5,513
National Semiconductor Corp.	212,800	4,339
Taiwan Semiconductor Manufacturing Co. Ltd.	1,337,653	2,930
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	132,029	1,484
Texas Instruments, Inc.	47,800	1,394
Varian Semiconductor Equipment Associates, Inc. (a)	45,400	1,663
		44,994
Software - 2.2%
Adobe Systems, Inc. (a)	117,600	4,385
Autonomy Corp. PLC (a)	116,766	1,988
Microsoft Corp.	387,602	11,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Nintendo Co. Ltd.	10,800	$ 5,935
Salesforce.com, Inc. (a)	15,500	1,034
		24,396
TOTAL INFORMATION TECHNOLOGY		207,356
MATERIALS - 2.2%
Chemicals - 1.4%
Albemarle Corp.	195,800	7,325
Calgon Carbon Corp. (a)	77	1
E.I. du Pont de Nemours & Co.	65,700	3,213
W.R. Grace & Co. (a)	30,100	763
Wacker Chemie AG	16,203	4,022
		15,324
Metals & Mining - 0.8%
Alcoa, Inc.	99,700	3,468
Timminco Ltd. (a)	100,900	1,956
United States Steel Corp.	25,500	3,926
		9,350
TOTAL MATERIALS		24,674
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	198,700	7,692
Verizon Communications, Inc.	341,800	13,152
		20,844
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	89,689	3,894
TOTAL TELECOMMUNICATION SERVICES		24,738
UTILITIES - 1.6%
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	162,900	2,828
Calpine Corp. (a)	118,695	2,338
Clipper Windpower PLC (a)	227,300	2,321
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Constellation Energy Group, Inc.	42,300	$ 3,581
NRG Energy, Inc. (a)	136,599	6,004
		17,072
TOTAL COMMON STOCKS (Cost $1,029,672)		1,091,985
Convertible Preferred Stocks - 1.1%

FINANCIALS - 1.1%
Capital Markets - 0.3%
Lehman Brothers Holdings, Inc. 7.25%	3,200	3,779
Commercial Banks - 0.1%
Wachovia Corp. 7.50%	1,200	1,384
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	9,000	490
Thrifts & Mortgage Finance - 0.6%
Washington Mutual, Inc. (g)	43	6,040
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,150)		11,693
Convertible Bonds - 0.0%
	Principal Amount (000s)
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp.:
0% 9/30/14 (d)(e)	$ 1,360	170
7.75% 6/1/15 (d)	2,950	358
		528
TOTAL CONVERTIBLE BONDS (Cost $1,375)		528
Money Market Funds - 4.2%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 2.44% (b)(c) (Cost $46,045)	46,045,225	$ 46,045
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $1,086,242)		1,150,251
NET OTHER ASSETS - (4.4)%		(48,825)
NET ASSETS - 100%		$ 1,101,426
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,532,000 or 0.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Washington Mutual, Inc.	4/8/08	$ 1,118
Washington Mutual, Inc.	4/8/08	$ 4,300
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 460
Fidelity Securities Lending Cash Central Fund	242
Total	$ 702
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.1%
Germany	2.7%
Switzerland	2.1%
France	1.6%
United Kingdom	1.6%
Canada	1.4%
Taiwan	1.2%
Netherlands	1.2%
Others (individually less than 1%)	8.1%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending April 30, 2009 approximately $30,330,000 of losses recognized during the period November 1, 2007 to April 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2008

Assets
Investment in securities, at value (including securities loaned of $44,541) - See accompanying schedule: Unaffiliated issuers (cost $1,040,197)	$ 1,104,206
Fidelity Central Funds (cost $46,045)	46,045
Total Investments (cost $1,086,242)		$ 1,150,251
Receivable for investments sold		31,867
Receivable for fund shares sold		987
Dividends receivable		947
Distributions receivable from Fidelity Central Funds		43
Prepaid expenses		2
Other receivables		233
Total assets		1,184,330

Liabilities
Payable to custodian bank	$ 3,798
Payable for investments purchased	30,648
Payable for fund shares redeemed	1,432
Accrued management fee	621
Other affiliated payables	264
Other payables and accrued expenses	96
Collateral on securities loaned, at value	46,045
Total liabilities		82,904

Net Assets		$ 1,101,426
Net Assets consist of:
Paid in capital		$ 1,072,461
Undistributed net investment income		2,247
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,250)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,968
Net Assets, for 61,545 shares outstanding		$ 1,101,426
Net Asset Value, offering price and redemption price per share ($1,101,426 ÷ 61,545 shares)		$ 17.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2008

Investment Income
Dividends		$ 16,469
Interest		65
Income from Fidelity Central Funds		702
Total income		17,236

Expenses
Management fee Basic fee	$ 6,041
Performance adjustment	935
Transfer agent fees	2,816
Accounting and security lending fees	359
Custodian fees and expenses	176
Independent trustees' compensation	4
Registration fees	60
Audit	62
Legal	4
Interest	8
Miscellaneous	123
Total expenses before reductions	10,588
Expense reductions	(124)	10,464
Net investment income (loss)		6,772
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $26)	(4,572)
Foreign currency transactions	(65)
Total net realized gain (loss)		(4,637)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $20)	(37,686)
Total change in net unrealized appreciation (depreciation)		(37,686)
Net gain (loss)		(42,323)
Net increase (decrease) in net assets resulting from operations		$ (35,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,772	$ 5,965
Net realized gain (loss)	(4,637)	68,353
Change in net unrealized appreciation (depreciation)	(37,686)	35,267
Net increase (decrease) in net assets resulting from operations	(35,551)	109,585
Distributions to shareholders from net investment income	(6,697)	(5,087)
Distributions to shareholders from net realized gain	(22,179)	-
Total distributions	(28,876)	(5,087)
Share transactions Proceeds from sales of shares	585,857	241,633
Reinvestment of distributions	28,334	5,009
Cost of shares redeemed	(377,991)	(168,182)
Net increase (decrease) in net assets resulting from share transactions	236,200	78,460
Total increase (decrease) in net assets	171,773	182,958

Net Assets
Beginning of period	929,653	746,695
End of period (including undistributed net investment income of $2,247 and undistributed net investment income of $2,101, respectively)	$ 1,101,426	$ 929,653
Other Information Shares
Sold	30,625	14,135
Issued in reinvestment of distributions	1,444	294
Redeemed	(20,185)	(9,899)
Net increase (decrease)	11,884	4,530

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 18.72	$ 16.55	$ 13.72	$ 13.69	$ 11.61
Income from Investment Operations
Net investment income (loss) B	.12	.13	.10	.13 E	.07
Net realized and unrealized gain (loss)	(.45)	2.15	2.83	.04	2.08
Total from investment operations	(.33)	2.28	2.93	.17	2.15
Distributions from net investment income	(.12)	(.11)	(.10)	(.14)	(.07)
Distributions from net realized gain	(.37)	-	-	-	-
Total distributions	(.49)	(.11)	(.10)	(.14)	(.07)
Net asset value, end of period	$ 17.90	$ 18.72	$ 16.55	$ 13.72	$ 13.69
Total Return A	(1.99)%	13.84%	21.43%	1.21%	18.55%
Ratios to Average Net Assets C, F
Expenses before reductions	.98%	.82%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.98%	.82%	.78%	.78%	.78%
Expenses net of all reductions	.97%	.81%	.73%	.75%	.76%
Net investment income (loss)	.62%	.75%	.67%	.94% E	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 1,101	$ 930	$ 747	$ 612	$ 708
Portfolio turnover rate D	120%	96%	154%	55%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Large Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 147,721
Unrealized depreciation	(92,952)
Net unrealized appreciation (depreciation)	54,769
Undistributed ordinary income	1,961

Cost for federal income tax purposes	$ 1,095,482

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 6,697	$ 5,087
Long-term Capital Gains	22,179	-
Total	$ 28,876	$ 5,087

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,513,777 and $1,291,983, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc, (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,600	3.53%	$ 8

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $242.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $54 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $12 and $58, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $93, which is recorded in the accompanying Statement of Operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 13, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Large Cap Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Large Cap Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Large Cap Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of Large Cap Stock. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Large Cap Stock. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of Large Cap Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Large Cap Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Large Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Large Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Large Cap Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2008 $24,383,768 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LCS-UANN-0608
1.784725.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Mid-Cap Stock
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid-Cap Stock Fund	-8.49%	13.80%	8.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund on April 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Shep Perkins, Portfolio Manager of Fidelity® Mid-Cap Stock Fund

Plagued by fears of rising inflation, threats of a recession and fallout from the subprime mortgage crisis, U.S. equities struggled for the 12 months ending April 30, 2008. Trying to buoy the economy, the Federal Reserve Board lowered the target fed funds rate from 5.25% to 2.00% between September 2007 and the end of April 2008. Despite the Fed's actions, most measures of the U.S. stock market failed to finish in positive territory for the year overall. However, after reaching lows in March, many indexes trended up, reversing their downward spirals to turn in solid gains in the final month of the period. The Standard & Poor's 500SM Index climbed 4.87% in April alone, making up some of its lost ground, but the index still fell 4.68% for the 12 months overall. The NASDAQ Composite® Index also experienced positive returns in April, but declined 3.78% during the past year. The Dow Jones Industrial AverageSM rose in April as well, contributing to a modest 0.47% return for the one-year period.

During this volatile period, Mid-Cap Stock Fund returned -8.49%, compared with a more modest decline of 2.76% for the Standard & Poor's® MidCap 400 Index. Unfavorable stock selection, particularly in the information technology, industrials and consumer discretionary sectors, as well as some poor picks in energy, accounted for most of the underperformance. Positive sector positioning - mainly the fund's underweighting of the index's weakly performing financials and consumer discretionary sectors, while maintaining overweighted stakes in the robust energy and materials groups - helped offset some of the effects of the disappointing stock picking during the year. Several of the fund's holdings were punished due to the market's concerns about their high debt levels and/or weak free cash flows. Among the period's biggest detractors were telecommunication services providers Qwest Communications and Level 3 Communications, data center operator SAVVIS and oil refiner Western Refining. Conversely, the fund's overweightings in energy and materials paid off, with such stocks as coal producer Massey Energy, natural gas producer EOG Resources and genetically modified seed maker Monsanto making strong contributions. All of the stocks just mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 878.00	$ 4.58
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.99	$ 4.92

* Expenses are equal to the Fund's annualized expense ratio of .98%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Flextronics International Ltd.	2.8	2.6
St. Jude Medical, Inc.	2.7	2.5
Arch Coal, Inc.	2.2	0.6
Comverse Technology, Inc.	2.2	1.7
Juniper Networks, Inc.	2.1	1.5
Peabody Energy Corp.	2.1	1.0
Qwest Communications International, Inc.	2.0	2.6
Massey Energy Co.	1.8	0.5
Time Warner Telecom, Inc. Class A (sub. vtg.)	1.8	1.1
Monsanto Co.	1.8	1.2
	21.5
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.8	25.4
Energy	20.5	14.0
Health Care	11.3	10.7
Materials	11.3	9.1
Industrials	10.5	11.8
Asset Allocation (% of fund's net assets)
As of April 30, 2008 *		As of October 31, 2007 **
	Stocks 98.4%		Stocks 97.6%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 2.4%
* Foreign investments	24.2%	** Foreign investments	21.0%

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.2%
Visteon Corp. (a)(d)(e)	7,000,000	$ 30,380
Automobiles - 0.2%
Fleetwood Enterprises, Inc. (a)(d)(e)	6,000,000	20,700
Hotels, Restaurants & Leisure - 1.0%
Gaylord Entertainment Co. (a)(d)	1,300,000	38,506
Life Time Fitness, Inc. (a)(d)	1,350,000	49,073
Morgans Hotel Group Co. (a)(d)(e)	3,000,000	41,970
		129,549
Household Durables - 1.4%
Champion Enterprises, Inc. (a)(d)(e)	5,000,000	51,600
Whirlpool Corp. (d)	1,750,000	127,365
		178,965
Internet & Catalog Retail - 1.1%
Blue Nile, Inc. (a)(d)(e)	1,500,000	74,505
GSI Commerce, Inc. (a)(d)(e)	4,650,000	64,728
		139,233
Media - 2.4%
Eros International PLC (a)	5,000,000	28,830
Grupo Televisa SA de CV (CPO) sponsored ADR	7,500,000	185,100
JumpTV, Inc. (e)	4,380,000	3,871
National CineMedia, Inc. (e)	4,800,000	91,968
		309,769
Specialty Retail - 0.5%
Eddie Bauer Holdings, Inc. (a)(d)	1,424,900	5,671
Staples, Inc.	3,000,000	65,100
		70,771
TOTAL CONSUMER DISCRETIONARY		879,367
CONSUMER STAPLES - 2.5%
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	5,500,000	222,035
Rite Aid Corp. (a)(d)	15,000,000	40,500
		262,535
Food Products - 0.5%
Hain Celestial Group, Inc. (a)(e)	2,400,000	59,232
TOTAL CONSUMER STAPLES		321,767
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 20.5%
Energy Equipment & Services - 4.3%
National Oilwell Varco, Inc. (a)	1,500,000	$ 102,675
Noble Corp.	2,000,000	112,560
North American Energy Partners, Inc. (a)(e)	3,000,000	48,540
Pride International, Inc. (a)	2,000,037	84,902
Transocean, Inc. (a)	1,000,000	147,460
Weatherford International Ltd. (a)	800,000	64,536
		560,673
Oil, Gas & Consumable Fuels - 16.2%
Arch Coal, Inc. (d)	4,900,000	281,064
Aventine Renewable Energy Holdings, Inc. (a)(d)	1,800,000	7,902
CONSOL Energy, Inc.	1,750,000	141,680
EOG Resources, Inc.	1,400,000	182,672
Foundation Coal Holdings, Inc.	1,700,000	101,966
Hess Corp.	1,200,000	127,440
Massey Energy Co. (e)	4,500,000	235,485
Newfield Exploration Co. (a)	1,250,000	75,950
OAO Gazprom sponsored ADR	2,000,000	105,800
OPTI Canada, Inc. (a)	4,000,000	84,679
Peabody Energy Corp.	4,500,000	275,085
Plains Exploration & Production Co. (a)	1,000,000	62,280
Ultra Petroleum Corp. (a)	2,400,000	199,368
Uranium One, Inc. (a)	4,000,000	18,469
Valero Energy Corp.	3,000,000	146,550
VeraSun Energy Corp. (a)(d)	2,000,000	12,480
Western Refining, Inc. (d)(e)	3,500,000	35,035
		2,093,905
TOTAL ENERGY		2,654,578
FINANCIALS - 3.8%
Capital Markets - 0.8%
Julius Baer Holding AG	1,400,000	103,879
Commercial Banks - 0.3%
Wintrust Financial Corp. (e)	1,226,250	38,897
Diversified Financial Services - 0.0%
Bovespa Holding SA	283,900	4,313
Insurance - 1.4%
Axis Capital Holdings Ltd.	844,300	28,630
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Everest Re Group Ltd.	900,000	$ 81,315
Montpelier Re Holdings Ltd.	4,000,000	66,000
		175,945
Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	5,000,000	83,800
Real Estate Management & Development - 0.6%
Indiabulls Real Estate Ltd. (a)	6,000,000	81,419
TOTAL FINANCIALS		488,253
HEALTH CARE - 11.3%
Biotechnology - 1.9%
Celgene Corp. (a)	1,500,000	93,210
Cephalon, Inc. (a)(d)	1,250,000	78,013
Genentech, Inc. (a)	1,200,000	81,840
		253,063
Health Care Equipment & Supplies - 4.3%
Align Technology, Inc. (a)(d)	3,000,000	36,840
Covidien Ltd.	1,500,000	70,035
Masimo Corp.	1,500,000	43,725
Mentor Corp. (d)(e)	1,750,000	51,223
St. Jude Medical, Inc. (a)	8,000,000	350,240
		552,063
Health Care Providers & Services - 3.5%
Henry Schein, Inc. (a)	1,500,000	83,055
Humana, Inc. (a)	1,500,000	71,685
McKesson Corp.	1,200,000	62,544
Medco Health Solutions, Inc. (a)	3,500,000	173,390
Pediatrix Medical Group, Inc. (a)	1,000,000	68,020
		458,694
Health Care Technology - 1.0%
IMS Health, Inc.	5,000,000	123,750
Pharmaceuticals - 0.6%
Allergan, Inc.	1,500,000	84,555
TOTAL HEALTH CARE		1,472,125
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 10.5%
Aerospace & Defense - 1.4%
Precision Castparts Corp.	500,000	$ 58,780
Rockwell Collins, Inc.	1,400,000	88,354
Spirit AeroSystems Holdings, Inc. Class A (a)	1,000,000	29,170
		176,304
Airlines - 0.4%
AMR Corp. (a)	4,000,000	35,080
UAL Corp.	1,500,000	22,350
		57,430
Commercial Services & Supplies - 3.6%
Allied Waste Industries, Inc. (a)	10,000,000	123,600
American Reprographics Co. (a)(d)(e)	3,000,000	47,610
Casella Waste Systems, Inc. Class A (a)(e)	2,442,200	26,034
CDI Corp. (e)	2,000,000	54,400
CoStar Group, Inc. (a)(d)(e)	1,750,000	83,913
Waste Management, Inc.	3,500,000	126,350
		461,907
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	1,500,000	59,760
Fluor Corp.	500,000	76,435
		136,195
Electrical Equipment - 2.1%
Alstom SA	300,000	69,781
Evergreen Solar, Inc. (a)(d)	4,000,000	34,360
Prysmian SpA	3,000,000	71,612
Renewable Energy Corp. AS (a)(d)	3,000,000	102,701
		278,454
Industrial Conglomerates - 0.8%
Walter Industries, Inc.	1,500,000	104,040
Machinery - 0.5%
Pall Corp.	2,000,000	69,540
Road & Rail - 0.6%
Landstar System, Inc.	1,500,000	77,940
TOTAL INDUSTRIALS		1,361,810
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 6.9%
Adtran, Inc.	3,000,000	70,980
Alcatel-Lucent SA sponsored ADR (d)	8,000,000	53,360
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ciena Corp. (a)(d)	3,500,000	$ 118,335
Comverse Technology, Inc. (a)(e)	16,000,000	279,200
Finisar Corp. (a)	15,000,000	20,250
Infinera Corp.	2,888,222	36,565
Juniper Networks, Inc. (a)	10,000,000	276,200
MasTec, Inc. (a)(e)	5,000,000	40,950
		895,840
Computers & Peripherals - 2.6%
NCR Corp. (a)	8,000,000	197,040
Teradata Corp. (a)	4,000,000	85,160
Western Digital Corp. (a)	2,000,000	57,980
		340,180
Electronic Equipment & Instruments - 4.6%
Agilent Technologies, Inc. (a)	4,000,000	120,840
Arrow Electronics, Inc. (a)	2,000,000	54,420
Benchmark Electronics, Inc. (a)	3,000,000	53,340
Flextronics International Ltd. (a)	35,000,000	363,644
		592,244
Internet Software & Services - 1.5%
Equinix, Inc. (a)(d)	800,000	72,336
Move, Inc. (a)(e)	15,500,000	48,825
SAVVIS, Inc. (a)(d)(e)	5,250,000	76,913
		198,074
IT Services - 2.3%
Genpact Ltd.	3,500,000	50,050
Telvent GIT SA (e)	2,750,000	75,735
Unisys Corp. (a)	10,000,000	41,600
Visa, Inc.	1,100,000	91,795
WNS Holdings Ltd. ADR (a)	2,500,000	45,425
		304,605
Office Electronics - 0.3%
Xerox Corp.	3,000,000	41,910
Semiconductors & Semiconductor Equipment - 6.2%
Altera Corp.	4,000,000	85,120
Applied Micro Circuits Corp. (a)(e)	5,500,000	48,180
Broadcom Corp. Class A (a)	5,000,000	129,800
Integrated Device Technology, Inc. (a)	5,000,000	53,450
Marvell Technology Group Ltd. (a)	12,250,000	158,638
Microchip Technology, Inc. (d)	4,500,000	165,375
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)(d)	9,000,000	$ 67,230
PMC-Sierra, Inc. (a)(d)(e)	11,750,000	91,298
		799,091
Software - 0.4%
TIBCO Software, Inc. (a)	6,500,000	49,855
TOTAL INFORMATION TECHNOLOGY		3,221,799
MATERIALS - 11.3%
Chemicals - 4.3%
Agrium, Inc.	2,000,000	157,263
Airgas, Inc.	1,611,400	77,557
Chemtura Corp.	6,000,000	41,520
Monsanto Co.	2,000,000	228,040
Tokuyama Corp. (d)	6,500,000	59,001
		563,381
Metals & Mining - 7.0%
Agnico-Eagle Mines Ltd. (d)	2,000,000	125,608
ArcelorMittal SA (NY Reg.) Class A	2,000,000	178,180
Commercial Metals Co. (d)	2,500,000	77,850
Gold Fields Ltd. sponsored ADR	10,000,000	135,000
Newcrest Mining Ltd.	3,000,000	81,780
Reliance Steel & Aluminum Co.	2,000,000	121,560
Silver Wheaton Corp. (a)	4,000,000	53,024
United States Steel Corp.	850,000	130,858
		903,860
TOTAL MATERIALS		1,467,241
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	2,000,000	77,420
Cogent Communications Group, Inc. (a)(e)	2,500,000	52,525
Global Crossing Ltd. (a)(e)	5,000,000	83,600
Level 3 Communications, Inc. (a)(d)	50,000,000	148,500
PAETEC Holding Corp. (a)	6,000,000	46,260
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. (d)	50,000,000	$ 258,000
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)(e)	12,000,000	235,200
		901,505
TOTAL COMMON STOCKS (Cost $11,294,877)		12,768,445
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 2.51% (b)	243,239,768	243,240
Fidelity Securities Lending Cash Central Fund, 2.44% (b)(c)	529,230,685	529,231
TOTAL MONEY MARKET FUNDS (Cost $772,471)		772,471
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $12,067,348)		13,540,916
NET OTHER ASSETS - (4.4)%		(566,494)
NET ASSETS - 100%		$ 12,974,422
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11,476
Fidelity Securities Lending Cash Central Fund	5,313
Total	$ 16,789
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Adams Respiratory Therapeutics, Inc.	$ 55,327	$ 21,432	$ 122,088	$ -	$ -
Adtran, Inc.	81,440	7,243	9,684	1,431	-
Align Technology, Inc.	113,300	-	49,514	-	-
American Reprographics Co.	99,600	15,373	7,862	-	47,610
Applied Micro Circuits Corp.	-	69,709	4,641	-	48,180
Aventine Renewable Energy Holdings, Inc.	60,279	16,307	23,823	-	-
Blue Nile, Inc.	81,828	-	12,957	-	74,505
Casella Waste Systems, Inc. Class A	-	27,587	606	-	26,034
CDI Corp.	59,240	-	-	960	54,400
Champion Enterprises, Inc.	-	56,707	-	-	51,600
Cogent Communications Group, Inc.	58,191	28,009	19,320	-	52,525
Comverse Technology, Inc.	340,200	16,976	-	-	279,200
Corporate Executive Board Co.	63,640	90,224	104,769	1,700	-
CoStar Group, Inc.	71,111	15,017	-	-	83,913
Finisar Corp.	-	76,541	6,179	-	-
Fleetwood Enterprises, Inc.	-	55,913	2,107	-	20,700
Global Crossing Ltd.	105,626	25,272	-	-	83,600
GSI Commerce, Inc.	97,240	13,039	11,345	-	64,728
Hain Celestial Group, Inc.	60,060	14,257	2,754	-	59,232
Healthspring, Inc.	79,968	-	63,222	-	-
JumpTV, Inc.	-	18,066	-	-	3,871
Massey Energy Co.	74,241	56,334	1,364	593	235,485
MasTec, Inc.	61,933	-	5,993	-	40,950
Mentor Corp.	77,820	21,511	33,549	1,290	51,223
Morgans Hotel Group Co.	74,203	2,881	10,545	-	41,970
Move, Inc.	69,600	1,175	-	-	48,825
National CineMedia, Inc.	92,015	35,469	370	2,160	91,968
North American Energy Partners, Inc.	42,292	15,284	149	-	48,540
PMC-Sierra, Inc.	67,251	23,634	122	-	91,298
SAVVIS, Inc.	118,699	130,897	1,006	-	76,913
Solectron Corp.	167,500	-	214,102	-	-
Telvent GIT SA	52,333	-	-	943	75,735
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Time Warner Telecom, Inc. Class A (sub. vtg.)	$ 153,750	$ 76,764	$ -	$ -	$ 235,200
VeraSun Energy Corp.	64,073	31,923	40,770	-	-
Visteon Corp.	64,296	3,805	2,591	-	30,380
Western Refining, Inc.	99,050	27,750	-	720	35,035
Wintrust Financial Corp.	56,961	-	4,006	429	38,897
Total	$ 2,763,067	$ 995,099	$ 755,438	$ 10,226	$ 2,092,517
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.8%
Canada	5.4%
Bermuda	4.2%
Singapore	2.8%
Mexico	1.4%
Luxembourg	1.4%
South Africa	1.1%
Others (individually less than 1%)	7.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2008

Assets
Investment in securities, at value (including securities loaned of $508,352) - See accompanying schedule: Unaffiliated issuers (cost $8,962,852)	$ 10,675,928
Fidelity Central Funds (cost $772,471)	772,471
Other affiliated issuers (cost $2,332,025)	2,092,517
Total Investments (cost $12,067,348)		$ 13,540,916
Foreign currency held at value (cost $2)		2
Receivable for investments sold		10,387
Receivable for fund shares sold		6,886
Dividends receivable		4,486
Distributions receivable from Fidelity Central Funds		872
Prepaid expenses		33
Other receivables		191
Total assets		13,563,773

Liabilities
Payable to custodian bank	$ 166
Payable for investments purchased	39,893
Payable for fund shares redeemed	7,820
Accrued management fee	7,977
Other affiliated payables	2,637
Other payables and accrued expenses	1,627
Collateral on securities loaned, at value	529,231
Total liabilities		589,351

Net Assets		$ 12,974,422
Net Assets consist of:
Paid in capital		$ 11,353,243
Accumulated net investment loss		(140)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		149,156
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,472,163
Net Assets, for 471,381 shares outstanding		$ 12,974,422
Net Asset Value, offering price and redemption price per share ($12,974,422 ÷ 471,381 shares)		$ 27.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2008

Investment Income
Dividends (including $10,226 earned from other affiliated issuers)		$ 91,602
Interest		368
Income from Fidelity Central Funds		16,789
Total income		108,759

Expenses
Management fee Basic fee	$ 82,077
Performance adjustment	21,352
Transfer agent fees	33,622
Accounting and security lending fees	1,584
Custodian fees and expenses	308
Independent trustees' compensation	59
Registration fees	80
Audit	95
Legal	84
Interest	31
Miscellaneous	1,181
Total expenses before reductions	140,473
Expense reductions	(1,200)	139,273
Net investment income (loss)		(30,514)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	633,267
Other affiliated issuers	(41,797)
Foreign currency transactions	(309)
Futures contracts	1,941
Total net realized gain (loss)		593,102
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,417)	(1,912,908)
Assets and liabilities in foreign currencies	167
Total change in net unrealized appreciation (depreciation)		(1,912,741)
Net gain (loss)		(1,319,639)
Net increase (decrease) in net assets resulting from operations		$ (1,350,153)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (30,514)	$ (17,483)
Net realized gain (loss)	593,102	1,100,632
Change in net unrealized appreciation (depreciation)	(1,912,741)	459,231
Net increase (decrease) in net assets resulting from operations	(1,350,153)	1,542,380
Distributions to shareholders from net realized gain	(1,165,991)	(566,903)
Share transactions Proceeds from sales of shares	2,610,113	3,455,645
Reinvestment of distributions	1,148,917	557,228
Cost of shares redeemed	(3,502,509)	(2,407,990)
Net increase (decrease) in net assets resulting from share transactions	256,521	1,604,883
Redemption fees	238	236
Total increase (decrease) in net assets	(2,259,385)	2,580,596

Net Assets
Beginning of period	15,233,807	12,653,211
End of period (including accumulated net investment loss of $140 and accumulated net investment loss of $120, respectively)	$ 12,974,422	$ 15,233,807
Other Information Shares
Sold	85,842	117,462
Issued in reinvestment of distributions	36,743	19,139
Redeemed	(120,902)	(82,733)
Net increase (decrease)	1,683	53,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 32.43	$ 30.43	$ 21.57	$ 21.07	$ 16.80
Income from Investment Operations
Net investment income (loss) B	(.06)	(.04) E	(.01) F	.05 G	.07
Net realized and unrealized gain (loss)	(2.44)	3.38	9.51	.52	4.29
Total from investment operations	(2.50)	3.34	9.50	.57	4.36
Distributions from net investment income	-	-	(.04)	(.07)	(.09)
Distributions from net realized gain	(2.41)	(1.34)	(.60)	-	-
Total distributions	(2.41)	(1.34)	(.64)	(.07)	(.09)
Redemption fees added to paid in capital B	- I	- I	- I	- I	- I
Net asset value, end of period	$ 27.52	$ 32.43	$ 30.43	$ 21.57	$ 21.07
Total Return A	(8.49)%	11.53%	44.52%	2.69%	25.99%
Ratios to Average Net Assets C, H
Expenses before reductions	.95%	.83%	.72%	.71%	.70%
Expenses net of fee waivers, if any	.95%	.83%	.72%	.71%	.70%
Expenses net of all reductions	.94%	.82%	.69%	.62%	.65%
Net investment income (loss)	(.21)%	(.14)% E	(.03)% F	.22% G	.34%
Supplemental Data
Net assets, end of period (in millions)	$ 12,974	$ 15,234	$ 12,653	$ 7,942	$ 8,213
Portfolio turnover rate D	45%	52%	74%	186%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share and an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .08%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Mid-Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees approved the creation of an additional class of shares. The Fund commenced sale of Class K shares and the existing class was designated Mid-Cap Stock on May 9, 2008. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended April 30, 2007, dividend income has been increased $8,793 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,987,784
Unrealized depreciation	(1,532,352)
Net unrealized appreciation (depreciation)	1,455,432
Undistributed long-term capital gain	117,668

Cost for federal income tax purposes	$ 12,085,484

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 136,997	$ 160,327
Long-term Capital Gains	1,028,994	406,576
Total	$ 1,165,991	$ 566,903

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Futures Contracts - continued

changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $6,476,864 and $7,583,684, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $188 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 20,560	4.54%	$ 31

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $171 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $11 and $1,018, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,787, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 13, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Mid-Cap Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Mid-Cap Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Mid-Cap Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of Mid-Cap Stock. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Mid-Cap Stock. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of Mid-Cap Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Mid-Cap Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Mid-Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Mid-Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Mid-Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Mid-Cap Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Mid-Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Mid-Cap Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Mid-Cap Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on June 9, 2008, to shareholders of record at the opening of business on June 6, 2008, a distribution of $.26 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2008 $593,007,277, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 19% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 25% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000
PROPOSAL 5

Shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

	# of Votes	% of Votes
Affirmative	1,744,193,124.23	25.511
Against	4,616,011,733.53	67.516
Abstain	369,778,854.36	5.408
Broker Non-Votes	106,988,832.19	1.565
TOTAL	6,836,972,544.31	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

MCS-UANN-0608
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Small Cap Retirement
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Life of fund A
Fidelity® Small Cap Retirement Fund	-10.55%	11.92%	8.58%

A From September 26, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Retirement Fund on September 26, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Retirement Fund

Plagued by fears of rising inflation, threats of a recession and fallout from the subprime mortgage crisis, U.S. equities struggled for the 12 months ending April 30, 2008. Trying to buoy the economy, the Federal Reserve Board lowered the target fed funds rate from 5.25% to 2.00% between September 2007 and the end of April 2008. Despite the Fed's actions, most measures of the U.S. stock market failed to finish in positive territory for the year overall. However, after reaching lows in March, many indexes trended up, reversing their downward spirals to turn in solid gains in the final month of the period. The Standard & Poor's 500SM Index climbed 4.87% in April alone, making up some of its lost ground, but the index still fell 4.68% for the 12 months overall. The NASDAQ Composite® Index also experienced positive returns in April, but declined 3.78% during the past year. The Dow Jones Industrial AverageSM rose in April as well, contributing to a modest 0.47% return for the one-year period.

For the year ending April 30, 2008, the fund lost 10.55%, beating the Russell 2000® Index's 10.96% decline. Favorable security selection in financials and health care aided relative performance, as did the fund's small cash position and its underweighting in consumer discretionary. However, stock selection in industrials and consumer staples detracted. The best-performing individual investment was Compass Minerals. This maker of rock salt benefited from a bad winter weather season. Unprecedented demand for sulfate of potash - a key fertilizer component produced by the company - also helped greatly. Further contributing was Columbus McKinnon, a maker of hoists and lifts for industrial warehouses, which rose along with its strong financial results. Neither Compass Minerals nor Columbus McKinnon was in the fund at period end. Also helping was a position in Federal Agricultural Mortgage Corporation - better known as Farmer Mac. On the negative side, American Reprographics (ARP), a provider of blueprint copying services to commercial construction companies and the fund's largest position by far during most of the period, did very poorly. As the economy weakened, so did construction activity, which in turn hurt ARP's business. Another significant detractor was Central Garden & Pet, a maker of pet, lawn and garden supplies. This company had significant debt, and I sold the stock after concluding that management would have trouble improving the company's finances. A third underperformer was Trex, a maker of composite decking products that was no longer in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 923.50	$ 5.07
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.59	$ 5.32

* Expenses are equal to the Fund's annualized expense ratio of 1.06%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
IPC Holdings Ltd.	3.3	5.1
Tsutsumi Jewelry Co. Ltd.	3.2	0.0
Copart, Inc.	3.2	1.1
USS Co. Ltd.	3.2	0.0
Washington Federal, Inc.	3.1	3.8
Farmer Mac Class C (non-vtg.)	2.9	3.4
Mariner Energy, Inc.	2.9	3.2
Pediatrix Medical Group, Inc.	2.9	2.6
Hilb Rogal & Hobbs Co.	2.8	2.4
KKR Financial Holdings LLC	2.7	0.0
	30.2
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.3	34.9
Information Technology	17.7	6.7
Consumer Discretionary	16.7	11.4
Industrials	16.0	22.7
Health Care	11.6	6.3
Asset Allocation (% of fund's net assets)
As of April 30, 2008 *		As of October 31, 2007 **
	Stocks 97.8%		Stocks 95.9%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	21.4%	** Foreign investments	19.7%

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Diversified Consumer Services - 2.6%
Regis Corp.	170,400	$ 4,975,680
Hotels, Restaurants & Leisure - 1.2%
Domino's Pizza, Inc.	164,000	2,177,920
Household Durables - 1.2%
Ethan Allen Interiors, Inc. (d)	80,000	2,197,600
Specialty Retail - 9.1%
Lithia Motors, Inc. Class A (sub. vtg.)	127,764	1,149,876
The Men's Wearhouse, Inc.	149,800	3,989,174
Tsutsumi Jewelry Co. Ltd.	288,600	6,109,120
USS Co. Ltd.	85,000	6,035,365
		17,283,535
TOTAL CONSUMER DISCRETIONARY		26,634,735
CONSUMER STAPLES - 6.0%
Food & Staples Retailing - 2.1%
The Pantry, Inc. (a)	371,700	4,032,945
Food Products - 1.4%
Marine Harvest ASA (a)(d)	3,908,000	2,587,418
Personal Products - 2.5%
Nutraceutical International Corp. (a)	419,031	4,714,099
TOTAL CONSUMER STAPLES		11,334,462
ENERGY - 5.5%
Energy Equipment & Services - 1.6%
Superior Energy Services, Inc. (a)	68,100	3,022,278
Oil, Gas & Consumable Fuels - 3.9%
Mariner Energy, Inc. (a)	199,530	5,499,047
Western Refining, Inc.	192,100	1,922,921
		7,421,968
TOTAL ENERGY		10,444,246
FINANCIALS - 19.3%
Commercial Banks - 1.1%
Intervest Bancshares Corp. Class A	196,178	2,028,481
Diversified Financial Services - 2.7%
KKR Financial Holdings LLC	410,000	5,207,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 9.5%
Aspen Insurance Holdings Ltd.	182,106	$ 4,732,935
Hilb Rogal & Hobbs Co.	184,500	5,337,585
IPC Holdings Ltd.	211,200	6,148,030
Max Capital Group Ltd.	72,100	1,687,861
		17,906,411
Thrifts & Mortgage Finance - 6.0%
Farmer Mac Class C (non-vtg.)	172,018	5,504,576
Washington Federal, Inc.	244,700	5,826,307
		11,330,883
TOTAL FINANCIALS		36,472,775
HEALTH CARE - 11.6%
Health Care Providers & Services - 7.3%
American Dental Partners, Inc. (a)	290,000	3,364,000
Nighthawk Radiology Holdings, Inc. (a)	210,789	1,580,918
Pediatrix Medical Group, Inc. (a)	80,000	5,441,600
PSS World Medical, Inc. (a)	205,000	3,376,350
		13,762,868
Pharmaceuticals - 4.3%
Endo Pharmaceuticals Holdings, Inc. (a)	146,800	3,645,044
Perrigo Co.	56,100	2,299,539
Watson Pharmaceuticals, Inc. (a)	70,113	2,176,308
		8,120,891
TOTAL HEALTH CARE		21,883,759
INDUSTRIALS - 16.0%
Airlines - 2.4%
Pinnacle Airlines Corp. (a)(d)	547,269	4,553,278
Commercial Services & Supplies - 7.1%
American Reprographics Co. (a)	273,306	4,337,366
Copart, Inc. (a)	149,000	6,089,630
Navigant Consulting, Inc. (a)	148,900	2,995,868
		13,422,864
Road & Rail - 6.5%
Frozen Food Express Industries, Inc.	464,659	3,540,702
Landstar System, Inc.	95,000	4,936,200
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Marten Transport Ltd. (a)	79,400	$ 1,294,220
P.A.M. Transportation Services, Inc. (a)	181,000	2,577,440
		12,348,562
TOTAL INDUSTRIALS		30,324,704
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 2.0%
RADWARE Ltd. (a)	375,978	3,718,422
Electronic Equipment & Instruments - 4.9%
Macnica, Inc.	170,400	2,143,510
Ryoyo Electro Corp.	244,300	2,220,478
SMART Modular Technologies (WWH), Inc. (a)	404,000	2,436,120
SYNNEX Corp. (a)	100,800	2,407,104
		9,207,212
Internet Software & Services - 5.6%
j2 Global Communications, Inc. (a)	163,579	3,500,591
LoopNet, Inc. (a)(d)	444,378	5,017,028
The Knot, Inc. (a)	179,400	2,106,156
		10,623,775
IT Services - 1.3%
Wright Express Corp. (a)	75,000	2,475,000
Semiconductors & Semiconductor Equipment - 3.9%
Miraial Co. Ltd.	78,200	2,394,956
Skyworks Solutions, Inc. (a)	570,000	4,953,300
		7,348,256
TOTAL INFORMATION TECHNOLOGY		33,372,665
MATERIALS - 2.3%
Chemicals - 2.3%
Spartech Corp.	489,906	4,379,760
UTILITIES - 2.7%
Gas Utilities - 2.7%
Southwest Gas Corp.	176,012	5,081,466
TOTAL COMMON STOCKS (Cost $184,936,419)		179,928,572
Nonconvertible Preferred Stocks - 2.6%
	Shares	Value
CONSUMER DISCRETIONARY - 2.6%
Household Durables - 2.6%
M/I Homes, Inc. Series A, 9.75%	256,700	$ 4,851,630
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,432,244)		4,851,630
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 2.51% (b)	6,727,048	6,727,048
Fidelity Securities Lending Cash Central Fund, 2.44% (b)(c)	6,337,535	6,337,535
TOTAL MONEY MARKET FUNDS (Cost $13,064,583)		13,064,583
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $201,433,246)		197,844,785
NET OTHER ASSETS - (4.7)%		(8,849,895)
NET ASSETS - 100%		$ 188,994,890
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 218,690
Fidelity Securities Lending Cash Central Fund	191,106
Total	$ 409,796
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.6%
Japan	10.0%
Bermuda	6.7%
Israel	2.0%
Norway	1.4%
Cayman Islands	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2008

Assets
Investment in securities, at value (including securities loaned of $6,142,360) - See accompanying schedule: Unaffiliated issuers (cost $188,368,663)	$ 184,780,202
Fidelity Central Funds (cost $13,064,583)	13,064,583
Total Investments (cost $201,433,246)		$ 197,844,785
Receivable for investments sold		598,872
Receivable for fund shares sold		298,798
Dividends receivable		174,014
Distributions receivable from Fidelity Central Funds		14,213
Prepaid expenses		454
Other receivables		3,852
Total assets		198,934,988

Liabilities
Payable for investments purchased	$ 3,238,907
Payable for fund shares redeemed	172,259
Accrued management fee	95,677
Other affiliated payables	52,093
Other payables and accrued expenses	43,627
Collateral on securities loaned, at value	6,337,535
Total liabilities		9,940,098

Net Assets		$ 188,994,890
Net Assets consist of:
Paid in capital		$ 191,889,793
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		698,681
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,593,584)
Net Assets, for 13,313,161 shares outstanding		$ 188,994,890
Net Asset Value, offering price and redemption price per share ($188,994,890 ÷ 13,313,161 shares)		$ 14.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2008

Investment Income
Dividends		$ 2,372,261
Interest		3,903
Income from Fidelity Central Funds (including $191,106 from security lending)		409,796
Total income		2,785,960

Expenses
Management fee Basic fee	$ 1,534,884
Performance adjustment	(151,585)
Transfer agent fees	650,768
Accounting and security lending fees	97,382
Custodian fees and expenses	24,503
Independent trustees' compensation	879
Registration fees	21,816
Audit	51,179
Legal	1,105
Miscellaneous	36,920
Total expenses before reductions	2,267,851
Expense reductions	(22,184)	2,245,667
Net investment income (loss)		540,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,593,426
Investments not meeting investment restrictions	(286)
Foreign currency transactions	(10,120)
Payment from investment advisor for loss on investment not meeting investment restrictions	286
Total net realized gain (loss)		17,583,306
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,614,945)
Assets and liabilities in foreign currencies	(5,123)
Total change in net unrealized appreciation (depreciation)		(43,620,068)
Net gain (loss)		(26,036,762)
Net increase (decrease) in net assets resulting from operations		$ (25,496,469)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 540,293	$ (295,931)
Net realized gain (loss)	17,583,306	(2,013,115)
Change in net unrealized appreciation (depreciation)	(43,620,068)	17,136,771
Net increase (decrease) in net assets resulting from operations	(25,496,469)	14,827,725
Distributions to shareholders from net investment income	(908,311)	-
Distributions to shareholders from net realized gain	(14,403,200)	(24,837,115)
Total distributions	(15,311,511)	(24,837,115)
Share transactions Proceeds from sales of shares	56,262,968	73,317,965
Reinvestment of distributions	15,301,521	24,825,060
Cost of shares redeemed	(87,432,416)	(89,676,542)
Net increase (decrease) in net assets resulting from share transactions	(15,867,927)	8,466,483
Redemption fees	106,707	66,623
Total increase (decrease) in net assets	(56,569,200)	(1,476,284)

Net Assets
Beginning of period	245,564,090	247,040,374
End of period	$ 188,994,890	$ 245,564,090
Other Information Shares
Sold	3,585,605	4,604,503
Issued in reinvestment of distributions	1,065,566	1,603,686
Redeemed	(5,628,458)	(5,625,082)
Net increase (decrease)	(977,287)	583,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 18.02	$ 14.65	$ 14.18	$ 10.36
Income from Investment Operations
Net investment income (loss) B	.04	(.02)	(.05)	.04E	(.08)
Net realized and unrealized gain (loss)	(1.85)	.97	4.35	.42	3.90
Total from investment operations	(1.81)	.95	4.30	.46	3.82
Distributions from net investment income	(.07)	-	(.04)	-	-
Distributions from net realized gain	(1.11)	(1.79)	(.90)	-	-
Total distributions	(1.18)	(1.79)	(.94)	-	-
Redemption fees added to paid in capitalB	.01	-G	.01	.01	-G
Net asset value, end of period	$ 14.20	$ 17.18	$ 18.02	$ 14.65	$ 14.18
Total ReturnA	(10.55)%	6.36%	30.51%	3.31%	36.87%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.04%	1.04%	1.06%	1.16%	1.45%
Expenses net of fee waivers, if any	1.04%	1.04%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.03%	1.02%	.99%	1.00%	.99%
Net investment income (loss)	.25%	(.12)%	(.29)%	.29%E	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,995	$ 245,564	$ 247,040	$ 140,843	$ 91,777
Portfolio turnover rateD	140%	106%	191%	94%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.49)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

1. Organization.

Fidelity Small Cap Retirement Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,119,165
Unrealized depreciation	(22,334,744)
Net unrealized appreciation (depreciation)	(4,215,579)
Cost for federal income tax purposes	$ 202,060,364

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 530,173	$ 7,909,025
Long-term Capital Gains	14,781,338	16,928,090
Total	$ 15,311,511	$ 24,837,115

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $298,139,427 and $325,822,569, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,417 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $410 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,801 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $18,383.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $26,349, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 13, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Retirement. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Name, Age; Principal Occupation
Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Small Cap Retirement. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Small Cap Retirement. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of Small Cap Retirement. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Small Cap Retirement. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Small Cap Retirement. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).

Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Small Cap Retirement. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Retirement. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Retirement. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Retirement. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Retirement. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Retirement. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Retirement. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Retirement. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2008, $16,152,439, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

SMR-UANN-0608
1.784729.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Small Cap Stock
Fund

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Stock Fund	-7.64%	14.84%	9.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Stock Fund on April 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Paul Antico, Portfolio Manager of Fidelity® Small Cap Stock Fund

Plagued by fears of rising inflation, threats of a recession and fallout from the subprime mortgage crisis, U.S. equities struggled for the 12 months ending April 30, 2008. Trying to buoy the economy, the Federal Reserve Board lowered the target fed funds rate from 5.25% to 2.00% between September 2007 and the end of April 2008. Despite the Fed's actions, most measures of the U.S. stock market failed to finish in positive territory for the year overall. However, after reaching lows in March, many indexes trended up, reversing their downward spirals to turn in solid gains in the final month of the period. The Standard & Poor's 500SM Index climbed 4.87% in April alone, making up some of its lost ground, but the index still fell 4.68% for the 12 months overall. The NASDAQ Composite® Index also experienced positive returns in April, but declined 3.78% during the past year. The Dow Jones Industrial AverageSM rose in April as well, contributing to a modest 0.47% return for the one-year period.

Small Cap Stock beat its benchmark index by more than three percentage points during the past year. In that time, the fund slipped 7.64%, while the Russell 2000® Index fell 10.96%. Stock selection added the most value versus the benchmark. More specifically, stock picks in industrials were favorable, while overweighting the sector also boosted relative performance. Underweighting the weak-performing financials sector was beneficial as well, as was security selection in consumer discretionary. A cash position of roughly 7% on average in a down market also helped, and the fund's healthy exposure to foreign stocks translated into strong currency gains given the weak U.S. dollar. On the downside, security selection in information technology and utilities was disappointing. Having less exposure than the Russell 2000 Index to the two best-performing areas of the market - energy and materials, respectively - also detracted. Three of the fund's top 10 individual performers were health care companies: Ireland-based ICON, PAREXEL International and Covance. Compass Minerals also contributed, enjoying strong earnings growth due to robust demand for its winter road salt and price increases for its potash products. Among the biggest detractors were trucking company YRC Worldwide; Directed Electronics, a manufacturer of automotive security and audio systems; and newspaper publisher Lee Enterprises. Wind turbine manufacturer Clipper Windpower further detracted after experiencing a number of start-up manufacturing problems.

Note to shareholders: On July 1, 2008, Andrew Sassine will become Portfolio Manager of the fund, replacing Paul Antico.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Actual	$ 1,000.00	$ 865.30	$ 5.29
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.19	$ 5.72

* Expenses are equal to the Fund's annualized expense ratio of 1.14%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Perot Systems Corp. Class A	2.6	1.0
The Geo Group, Inc.	2.5	1.6
Knight Transportation, Inc.	2.4	0.8
Alliance Data Systems Corp.	2.3	0.0
J.B. Hunt Transport Services, Inc.	1.8	0.0
ICON PLC sponsored ADR	1.5	1.2
Forward Air Corp.	1.4	0.7
InnerWorkings, Inc.	1.4	0.0
PAREXEL International Corp.	1.4	0.9
Triumph Group, Inc.	1.4	1.3
	18.7
Top Five Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	32.6	22.2
Information Technology	28.0	27.0
Consumer Discretionary	16.0	14.0
Health Care	8.3	18.3
Energy	4.7	2.5
Asset Allocation (% of fund's net assets)
As of April 30, 2008 *		As of October 31, 2007 **
	Stocks 95.7%		Stocks 92.6%
	Bonds 0.3%		Bonds 0.0%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 7.4%
* Foreign investments	19.5%	** Foreign investments	19.3%

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.6%
Amerigon, Inc. (a)(e)	1,705,800	$ 25,041
Diversified Consumer Services - 0.6%
Carriage Services, Inc. Class A (a)(e)	1,185,250	9,838
Nord Anglia Education PLC (a)(e)	2,100,000	11,628
		21,466
Hotels, Restaurants & Leisure - 0.8%
AFC Enterprises, Inc. (a)	672,202	6,957
Denny's Corp. (a)	4,457,207	14,040
Famous Dave's of America, Inc. (a)(e)	947,660	8,538
		29,535
Household Durables - 1.2%
Directed Electronics, Inc. (a)(e)	2,512,865	5,001
Ethan Allen Interiors, Inc.	360,300	9,897
Fourlis Holdings SA	438,791	13,905
Stanley Furniture Co., Inc.	317,200	3,895
Whirlpool Corp.	225,000	16,376
		49,074
Internet & Catalog Retail - 0.2%
Wotif.com Holdings Ltd.	2,074,646	8,747
Leisure Equipment & Products - 0.3%
Jumbo SA	200,030	5,927
MarineMax, Inc. (a)(d)	528,022	6,019
		11,946
Media - 7.1%
Carmike Cinemas, Inc. (e)	1,283,055	10,521
Cinemark Holdings, Inc. (d)	2,377,773	35,215
Focus Media Holding Ltd. ADR (a)(d)	450,400	16,615
Ipsos SA	550,000	18,889
Lamar Advertising Co. Class A (d)	549,917	21,744
Lee Enterprises, Inc. (d)(e)	2,592,778	20,042
Live Nation, Inc. (a)(d)	1,436,863	19,814
Medialink Worldwide, Inc. (a)(d)(e)	602,200	711
National CineMedia, Inc.	564,685	10,819
New Frontier Media, Inc. (e)	2,007,212	10,538
Next Fifteen Communications Group PLC (e)	3,512,000	3,841
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	2,321,480	19,408
Regal Entertainment Group Class A (d)	2,495,493	47,315
Sinclair Broadcast Group, Inc. Class A (d)	5,283,265	46,440
		281,912
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.3%
A.C. Moore Arts & Crafts, Inc. (a)	106,600	$ 705
Advance Auto Parts, Inc.	424,776	14,731
AnnTaylor Stores Corp. (a)	293,169	7,417
Casual Male Retail Group, Inc. (a)	923,869	3,991
Chico's FAS, Inc. (a)	862,800	6,100
Christopher & Banks Corp.	264,151	3,130
Foot Locker, Inc.	450,200	5,695
Hot Topic, Inc. (a)	678,466	3,603
Jo-Ann Stores, Inc. (a)	1,136,460	21,525
Lithia Motors, Inc. Class A (sub. vtg.) (d)	267,113	2,404
Mothers Work, Inc. (a)(e)	527,599	7,381
Penske Auto Group, Inc. (d)	798,104	16,704
Shoe Carnival, Inc. (a)(e)	852,412	11,908
The Game Group PLC	4,450,000	24,265
The Men's Wearhouse, Inc.	1,046,149	27,859
The Pep Boys - Manny, Moe & Jack (d)	848,484	7,568
Tsutsumi Jewelry Co. Ltd.	137,900	2,919
		167,905
Textiles, Apparel & Luxury Goods - 0.6%
Gildan Activewear, Inc. (a)	960,440	24,614
TOTAL CONSUMER DISCRETIONARY		620,240
CONSUMER STAPLES - 0.6%
Food Products - 0.3%
Green Mountain Coffee Roasters, Inc. (a)	373,536	12,028
Personal Products - 0.3%
Sarantis SA (Reg.)	682,202	11,800
TOTAL CONSUMER STAPLES		23,828
ENERGY - 4.7%
Energy Equipment & Services - 3.9%
Atwood Oceanics, Inc. (a)	270,000	27,186
BJ Services Co.	843,677	23,851
ENGlobal Corp. (a)(d)(e)	2,084,460	20,949
Exterran Holdings, Inc. (a)	69,134	4,617
Hornbeck Offshore Services, Inc. (a)(d)	499,501	24,910
NATCO Group, Inc. Class A (a)	299,304	15,145
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	1,694,893	$ 13,593
Superior Energy Services, Inc. (a)	550,000	24,409
		154,660
Oil, Gas & Consumable Fuels - 0.8%
Cabot Oil & Gas Corp.	200,200	11,405
Denbury Resources, Inc. (a)	500,000	15,280
Holly Corp.	145,669	6,042
		32,727
TOTAL ENERGY		187,387
FINANCIALS - 2.3%
Capital Markets - 0.6%
Fortress Investment Group LLC	459,400	6,707
GLG Partners, Inc. (d)	1,176,057	9,702
GLG Partners, Inc. warrants 12/28/11 (a)	3,663,800	8,244
		24,653
Commercial Banks - 0.1%
Renasant Corp.	200,601	4,648
Consumer Finance - 0.2%
H&T Group PLC	1,754,280	6,331
Insurance - 1.1%
Allied World Assurance Co. Holdings Ltd.	284,200	11,718
AMBAC Financial Group, Inc.	700,000	3,241
Endurance Specialty Holdings Ltd.	461,000	17,117
Montpelier Re Holdings Ltd.	599,400	9,890
		41,966
Real Estate Management & Development - 0.3%
Unite Group PLC	2,394,300	13,853
TOTAL FINANCIALS		91,451
HEALTH CARE - 8.2%
Biotechnology - 1.3%
Alkermes, Inc. (a)	1,191,800	14,814
Indevus Pharmaceuticals, Inc. (a)	2,802,268	13,479
Myriad Genetics, Inc. (a)	534,000	22,182
		50,475
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.3%
BioLase Technology, Inc. (a)(e)	1,754,364	$ 4,561
RTI Biologics, Inc. (a)	1,912,390	19,392
Zoll Medical Corp. (a)	777,130	25,941
		49,894
Health Care Providers & Services - 0.6%
athenahealth, Inc. (d)	234,100	5,853
Nighthawk Radiology Holdings, Inc. (a)	1,251,885	9,389
Virtual Radiologic Corp. (d)	691,900	9,666
		24,908
Health Care Technology - 0.5%
Eclipsys Corp. (a)	1,062,021	22,058
Life Sciences Tools & Services - 4.0%
Covance, Inc. (a)	119,793	10,037
Exelixis, Inc. (a)	1,574,626	11,983
ICON PLC sponsored ADR (a)	793,975	57,166
Medtox Scientific, Inc. (a)(e)	833,221	13,298
PAREXEL International Corp. (a)	2,197,716	55,822
Pharmaceutical Product Development, Inc.	204,637	8,476
		156,782
Pharmaceuticals - 0.5%
Alpharma, Inc. Class A (a)(d)	757,797	18,649
TOTAL HEALTH CARE		322,766
INDUSTRIALS - 32.6%
Aerospace & Defense - 2.8%
AAR Corp. (a)	107,407	2,513
DRS Technologies, Inc.	628,487	39,243
LMI Aerospace, Inc. (a)	455,833	8,752
Taser International, Inc. (a)(d)	500,023	3,730
Triumph Group, Inc. (d)(e)	945,783	55,678
		109,916
Air Freight & Logistics - 1.8%
Forward Air Corp. (d)(e)	1,658,295	56,531
UTI Worldwide, Inc.	598,725	13,160
		69,691
Building Products - 0.4%
Ameron International Corp.	146,793	14,503
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 9.2%
Avery Dennison Corp.	275,483	$ 13,276
Corrections Corp. of America (a)	1,166,443	29,744
Diamond Management & Technology Consultants, Inc.	1,158,741	7,126
Huron Consulting Group, Inc. (a)	721,774	30,213
InnerWorkings, Inc. (a)(e)	4,161,949	55,937
Interface, Inc. Class A	1,724,938	22,148
Intermap Technologies Corp. (a)(e)	2,763,900	15,725
Navigant Consulting, Inc. (a)	1,095,892	22,049
On Assignment, Inc. (a)	1,054,109	7,410
Team, Inc. (a)	777,816	23,124
The Geo Group, Inc. (a)(e)	3,763,198	99,537
Waste Connections, Inc. (a)	675,060	21,649
Waste Services, Inc. (a)	1,993,577	15,570
		363,508
Construction & Engineering - 0.8%
Bird Construction Income Fund	475,298	17,910
Tecnicas Reunidas SA	210,000	15,936
		33,846
Electrical Equipment - 1.8%
American Superconductor Corp. (a)(d)	714,683	18,067
Carbone Lorraine	13,659	757
Ener1, Inc. warrants 5/20/08 (a)	4,500,000	1,296
REPower Systems AG (a)	13,874	4,613
Vestas Wind Systems AS (a)	353,000	38,698
Xantrex Technology, Inc. (a)	766,400	6,674
		70,105
Machinery - 1.0%
GEA Group AG	440,000	16,313
Hansen Transmission International NV	4,844,600	21,191
Kverneland ASA (a)	1,585,430	4,423
		41,927
Marine - 1.2%
Alexander & Baldwin, Inc.	332,002	16,676
DryShips, Inc.	175,000	14,438
Genco Shipping & Trading Ltd.	250,000	16,913
		48,027
Road & Rail - 12.2%
Celadon Group, Inc. (a)(e)	2,376,315	24,452
Con-way, Inc.	929,746	43,001
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Frozen Food Express Industries, Inc. (e)	1,743,240	$ 13,283
Heartland Express, Inc.	799,099	12,362
J.B. Hunt Transport Services, Inc.	2,151,097	73,073
Knight Transportation, Inc. (d)(e)	5,662,252	96,202
Landstar System, Inc.	426,300	22,151
Marten Transport Ltd. (a)(e)	1,928,932	31,442
Old Dominion Freight Lines, Inc. (a)	1,031,533	31,668
P.A.M. Transportation Services, Inc. (a)(e)	856,253	12,193
Quality Distribution, Inc. (a)(e)	1,815,775	6,174
Ryder System, Inc.	339,100	23,218
Saia, Inc. (a)(e)	941,019	12,995
TransForce Income Fund	1,930,500	14,626
Universal Truckload Services, Inc. (a)	759,314	15,923
USA Truck, Inc. (a)(e)	996,038	12,152
Vitran Corp., Inc. (a)	427,491	6,126
Werner Enterprises, Inc. (d)	549,359	10,685
YRC Worldwide, Inc. (a)(d)	1,300,100	21,127
		482,853
Trading Companies & Distributors - 1.4%
Kaman Corp.	317,654	8,608
Rush Enterprises, Inc.:
Class A (a)	671,437	10,824
Class B (a)	595,754	8,954
UAP Holding Corp.	653,598	25,431
		53,817
TOTAL INDUSTRIALS		1,288,193
INFORMATION TECHNOLOGY - 28.0%
Communications Equipment - 0.8%
Alliance Fiber Optic Products, Inc. (a)(e)	2,896,047	4,083
Avanex Corp. (a)	5,920,559	5,092
Finisar Corp. (a)	4,170,005	5,630
Oplink Communications, Inc. (a)(e)	1,600,706	15,383
		30,188
Computers & Peripherals - 0.5%
TPV Technology Ltd.	27,500,000	19,126
Electronic Equipment & Instruments - 5.3%
Arrow Electronics, Inc. (a)	829,347	22,567
Avnet, Inc. (a)	600,000	15,714
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Bell Microproducts, Inc. (a)(e)	1,984,279	$ 4,068
DDi Corp. (a)(e)	1,780,935	9,439
Ingram Micro, Inc. Class A (a)	3,016,444	51,310
Itron, Inc. (a)	289,500	26,947
Jabil Circuit, Inc.	3,178,105	34,578
LEM Holding SA	27,295	7,796
Meadville Holdings Ltd.	37,047,000	9,175
SMART Modular Technologies (WWH), Inc. (a)(e)	4,514,067	27,220
		208,814
Internet Software & Services - 2.2%
Art Technology Group, Inc. (a)	5,081,150	18,191
CryptoLogic Ltd.	587,200	11,721
DealerTrack Holdings, Inc. (a)(d)	1,012,233	19,475
Goldleaf Financial Solutions, Inc. (a)(e)	1,537,110	2,459
Greenfield Online, Inc. (a)	1,092,416	12,464
Groupe Open SA (a)(d)(e)	1,061,016	17,259
LBI International AB (a)(d)	1,645,000	6,319
		87,888
IT Services - 9.0%
Alliance Data Systems Corp. (a)	1,615,372	92,739
CACI International, Inc. Class A (a)	355,448	17,815
CyberSource Corp. (a)	1,346,571	24,440
Devoteam SA (e)	716,000	23,652
ExlService Holdings, Inc. (a)	1,040,528	26,138
Iress Market Technology Ltd. (d)	2,697,071	16,154
Lionbridge Technologies, Inc. (a)	1,715,633	5,061
Perot Systems Corp. Class A (a)(e)	6,501,522	101,687
RDM Corp. (a)(e)	2,061,900	3,092
Sapient Corp. (a)	1,005,877	7,162
SI International, Inc. (a)(e)	700,338	16,066
Wirecard AG	1,025,000	21,602
		355,608
Semiconductors & Semiconductor Equipment - 9.6%
Advanced Analogic Technologies, Inc. (a)	1,698,888	11,756
Asyst Technologies, Inc. (a)	1,566,850	5,609
Atmel Corp. (a)	8,397,551	31,239
Brooks Automation, Inc. (a)	1,400,377	14,508
Cirrus Logic, Inc. (a)	1,999,775	14,298
Credence Systems Corp. (a)	5,001,078	5,201
Cymer, Inc. (a)(d)	550,280	14,302
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cypress Semiconductor Corp. (a)	679,000	$ 19,093
Eagle Test Systems, Inc. (a)	431,073	5,203
FormFactor, Inc. (a)(d)	1,766,265	34,036
Himax Technologies, Inc. sponsored ADR	9,963,318	50,115
KLA-Tencor Corp.	250,000	10,920
Kontron AG	301,700	4,917
Kulicke & Soffa Industries, Inc. (a)	2,000,166	13,181
LTX Corp. (a)	2,553,220	7,404
Micron Technology, Inc. (a)(d)	3,000,000	23,160
MIPS Technologies, Inc. (a)(e)	4,389,555	19,929
Nanometrics, Inc. (a)	460,528	3,256
Novellus Systems, Inc. (a)	925,000	20,221
ON Semiconductor Corp. (a)	1,555,071	11,616
PDF Solutions, Inc. (a)(e)	2,815,641	13,459
Photronics, Inc. (a)	1,595,228	16,909
Rudolph Technologies, Inc. (a)(e)	1,993,177	20,251
Teradyne, Inc. (a)	109,300	1,453
Veeco Instruments, Inc. (a)	500,004	9,415
		381,451
Software - 0.6%
Gameloft (a)	1,776,108	10,231
SourceForge, Inc. (a)(e)	6,748,418	12,080
		22,311
TOTAL INFORMATION TECHNOLOGY		1,105,386
MATERIALS - 1.7%
Chemicals - 0.4%
Nippon Parkerizing Co. Ltd.	1,000,000	15,909
Metals & Mining - 0.9%
Compass Minerals International, Inc.	312,530	19,689
RTI International Metals, Inc. (a)	424,760	17,496
		37,185
Paper & Forest Products - 0.4%
Schweitzer-Mauduit International, Inc.	362,509	8,022
Stella-Jones, Inc.	219,580	8,372
		16,394
TOTAL MATERIALS		69,488
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Cbeyond, Inc. (a)	1,003,179	$ 19,803
UTILITIES - 1.4%
Independent Power Producers & Energy Traders - 1.4%
Clipper Windpower PLC (a)(f)	3,000,000	30,629
Ormat Technologies, Inc. (d)	100,000	4,930
Plambeck Neue Energien AG (a)(d)(e)	4,124,000	19,958
		55,517
TOTAL COMMON STOCKS (Cost $3,839,344)		3,784,059
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
LifeMasters Supported SelfCare, Inc.:
Series F (g)	461,818	1,893
Series H (g)	46,051	368
		2,261
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Lifeoutcomes, Inc. Series A (g)	39,076	0
TOTAL PREFERRED STOCKS (Cost $11,433)		2,261
Nonconvertible Bonds - 0.3%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.3%
Specialty Retail - 0.3%
Michaels Stores, Inc. 10% 11/1/14 (Cost $12,810)	$ 14,000	13,545
Money Market Funds - 9.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 2.51% (b)	198,337,300	$ 198,337
Fidelity Securities Lending Cash Central Fund, 2.44% (b)(c)	183,611,675	183,612
TOTAL MONEY MARKET FUNDS (Cost $381,949)		381,949
Cash Equivalents - 0.3%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 1.97%, dated 4/30/08 due 5/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $11,229)	$ 11,230	11,229
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $4,256,765)		4,193,043
NET OTHER ASSETS - (6.1)%		(239,332)
NET ASSETS - 100%		$ 3,953,711
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,261,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
LifeMasters Supported SelfCare, Inc. Series F	6/24/02	$ 5,100
LifeMasters Supported SelfCare, Inc. Series H	12/17/07	$ 368
Lifeoutcomes, Inc. Series A	5/31/06	$ 5,965
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$11,229,000 due 5/01/08 at 1.97%
BNP Paribas Securities Corp.	$ 4,268
Banc of America Securities LLC	1,374
Dresdner Kleinwort Securities LLC	2,328
J.P. Morgan Securities, Inc.	3,259
$ 11,229
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 15,231
Fidelity Securities Lending Cash Central Fund	2,386
Total	$ 17,617
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Fiber Optic Products, Inc.	$ 6,192	$ 455	$ 801	$ -	$ 4,083
Amerigon, Inc.	27,317	8,790	19,233	-	25,041
Art Technology Group, Inc.	24,607	5,309	19,149	-	-
Avanex Corp.	-	28,567	15,210	-	-
Bell Microproducts, Inc.	-	10,176	-	-	4,068
BioLase Technology, Inc.	12,125	3,822	1,701	-	4,561
Bird Construction Income Fund	11,962	3,086	13,163	881	-
Carmike Cinemas, Inc.	-	27,668	-	-	10,521
Carriage Services, Inc. Class A	9,683	-	-	-	9,838
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Celadon Group, Inc.	$ -	$ 21,311	$ -	$ -	$ 24,452
Cerner Corp.	178,736	44,445	211,556	-	-
Clipper Windpower PLC	43,677	50,840	30,821	-	-
CyberSource Corp.	27,285	11,207	24,348	-	-
DDi Corp.	-	12,807	839	-	9,439
Devoteam SA	28,146	4,890	-	168	23,652
Diamond Management & Technology Consultants, Inc.	24,577	9,424	11,853	1,002	-
Directed Electronics, Inc.	19,792	4,624	-	-	5,001
Eclipsys Corp.	20,635	60,652	53,777	-	-
Endeavor Acquisition Corp.(OLD)	18,861	-	21,818	-	-
ENGlobal Corp.	-	25,941	-	-	20,949
Famous Dave's of America, Inc.	20,192	-	1,106	-	8,538
First Consulting Group, Inc.	22,337	-	19,164	-	-
Forward Air Corp.	20,810	29,280	-	334	56,531
Frozen Food Express Industries, Inc.	-	16,533	-	177	13,283
Furniture Brands International, Inc.	29,860	7,248	30,711	1,122	-
Goldleaf Financial Solutions, Inc.	10,935	33	327	-	2,459
Greenfield Online, Inc.	-	21,521	2,889	-	-
Groupe Open SA	14,328	5,153	-	-	17,259
Hooper Holmes, Inc.	17,937	9,375	10,868	-	-
Hypercom Corp.	26,062	1,532	20,602	-	-
I-trax, Inc.	9,093	921	12,277	-	-
InnerWorkings, Inc.	-	57,533	-	-	55,937
Insight Enterprises, Inc.	39,014	9,800	54,105	-	-
Intermap Technologies Corp.	14,117	4,257	4,400	-	15,725
Kendle International, Inc.	27,414	-	30,065	-	-
Knight Transportation, Inc.	-	92,847	-	283	96,202
Ladish Co., Inc.	54,589	5,828	63,646	-	-
Lee Enterprises, Inc.	-	59,678	19,323	951	20,042
Lionbridge Technologies, Inc.	22,970	-	8,998	-	-
LMI Aerospace, Inc.	12,802	1,200	5,063	-	-
Marten Transport Ltd.	-	28,817	2,780	-	31,442
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Medialink Worldwide, Inc.	$ 3,065	$ -	$ -	$ -	$ 711
Medtox Scientific, Inc.	-	14,742	-	-	13,298
MIPS Technologies, Inc.	32,389	3,843	-	-	19,929
Moldflow Corp.	17,267	-	16,293	-	-
Mothers Work, Inc.	11,804	4,466	1,017	-	7,381
NATCO Group, Inc. Class A	57,565	20,653	72,152	-	-
New Frontier Media, Inc.	9,395	7,893	-	873	10,538
Next Fifteen Communications Group PLC	7,661	-	547	88	3,841
Nord Anglia Education PLC	-	15,658	-	-	11,628
Oplink Communications, Inc.	20,910	18,496	13,166	-	15,383
P.A.M. Transportation Services, Inc.	-	14,385	-	-	12,193
PAREXEL International Corp.	57,976	13,524	29,051	-	-
PDF Solutions, Inc.	30,861	613	-	-	13,459
Perot Systems Corp. Class A	-	99,632	-	-	101,687
Phase Forward, Inc.	32,296	-	34,069	-	-
Plambeck Neue Energien AG	19,338	5,882	4,672	-	19,958
PRA International	18,927	10,142	37,773	-	-
Quality Distribution, Inc.	4,200	10,384	-	-	6,174
Quixote Corp.	17,789	-	7,908	347	-
RDM Corp.	-	8,171	-	-	3,092
Regeneration Technologies, Inc.	23,933	-	18,219	-	-
Rudolph Technologies, Inc.	31,448	1,565	-	-	20,251
Saia, Inc.	-	13,059	-	-	12,995
Shoe Carnival, Inc.	18,942	3,897	-	-	11,908
SI International, Inc.	17,679	15,736	11,557	-	16,066
Skechers U.S.A., Inc. Class A (sub. vtg.)	56,258	15,128	55,656	-	-
SMART Modular Technologies (WWH), Inc.	-	33,819	-	-	27,220
SourceForge, Inc.	-	-	-	-	12,080
STEC, Inc.	29,031	23,376	45,768	-	-
Team, Inc.	25,904	-	17,519	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
The Geo Group, Inc.	$ 32,596	$ 97,247	$ 34,891	$ -	$ 99,537
TheStreet.com, Inc.	20,193	5,535	28,362	119	-
Triumph Group, Inc.	25,191	67,743	42,806	136	55,678
USA Truck, Inc.	-	14,540	554	-	12,152
VA Software Corp.	24,497	-	-	-	-
Xyratex Ltd.	41,764	-	41,565	-	-
Total	$ 1,484,934	$ 1,225,699	$ 1,224,138	$ 6,481	$ 966,182
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.5%
United Kingdom	2.6%
Canada	2.5%
Cayman Islands	2.2%
France	1.8%
Germany	1.6%
Bermuda	1.5%
Ireland	1.5%
Denmark	1.0%
Others (individually less than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2008

Assets
Investment in securities, at value (including securities loaned of $176,802 and repurchase agreements of $11,229) - See accompanying schedule: Unaffiliated issuers (cost $2,734,758)	$ 2,844,912
Fidelity Central Funds (cost $381,949)	381,949
Other affiliated issuers (cost $1,140,058)	966,182
Total Investments (cost $4,256,765)		$ 4,193,043
Receivable for investments sold		124,746
Receivable for fund shares sold		2,502
Dividends receivable		1,558
Interest receivable		715
Distributions receivable from Fidelity Central Funds		671
Prepaid expenses		10
Other receivables		81
Total assets		4,323,326

Liabilities
Payable to custodian bank	$ 6,634
Payable for investments purchased Regular delivery	48,606
Delayed delivery	2,907
Payable for fund shares redeemed	124,273
Accrued management fee	2,570
Other affiliated payables	939
Other payables and accrued expenses	74
Collateral on securities loaned, at value	183,612
Total liabilities		369,615

Net Assets		$ 3,953,711
Net Assets consist of:
Paid in capital		$ 3,936,335
Undistributed net investment income		7
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		81,073
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(63,704)
Net Assets, for 246,515 shares outstanding		$ 3,953,711
Net Asset Value, offering price and redemption price per share ($3,953,711 ÷ 246,515 shares)		$ 16.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2008

Investment Income
Dividends (including $6,481 earned from other affiliated issuers)		$ 23,710
Interest		274
Income from Fidelity Central Funds (including $2,386 from security lending)		17,617
Total income		41,601

Expenses
Management fee Basic fee	$ 32,988
Performance adjustment	4,281
Transfer agent fees	11,076
Accounting and security lending fees	1,118
Custodian fees and expenses	450
Independent trustees' compensation	19
Registration fees	51
Audit	66
Legal	22
Miscellaneous	437
Total expenses before reductions	50,508
Expense reductions	(506)	50,002
Net investment income (loss)		(8,401)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	495,640
Other affiliated issuers	28,378
Foreign currency transactions	(116)
Total net realized gain (loss)		523,902
Change in net unrealized appreciation (depreciation) on: Investment securities	(860,681)
Assets and liabilities in foreign currencies	77
Total change in net unrealized appreciation (depreciation)		(860,604)
Net gain (loss)		(336,702)
Net increase (decrease) in net assets resulting from operations		$ (345,103)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,401)	$ (15,143)
Net realized gain (loss)	523,902	452,548
Change in net unrealized appreciation (depreciation)	(860,604)	(228,518)
Net increase (decrease) in net assets resulting from operations	(345,103)	208,887
Distributions to shareholders from net realized gain	(769,813)	(378,389)
Share transactions Proceeds from sales of shares	649,501	825,158
Reinvestment of distributions	751,980	369,110
Cost of shares redeemed	(1,319,050)	(1,199,204)
Net increase (decrease) in net assets resulting from share transactions	82,431	(4,936)
Redemption fees	768	948
Total increase (decrease) in net assets	(1,031,717)	(173,490)

Net Assets
Beginning of period	4,985,428	5,158,918
End of period (including undistributed net investment income of $7 and $0, respectively)	$ 3,953,711	$ 4,985,428
Other Information Shares
Sold	35,640	43,490
Issued in reinvestment of distributions	40,205	19,628
Redeemed	(73,694)	(64,160)
Net increase (decrease)	2,151	(1,042)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 20.40	$ 21.02	$ 16.74	$ 17.26	$ 11.86
Income from Investment Operations
Net investment income (loss) B	(.03)	(.06)	(.04)	(.04)	(.05) E
Net realized and unrealized gain (loss)	(1.19)	.96	5.58	.84	5.51
Total from investment operations	(1.22)	.90	5.54	.80	5.46
Distributions from net realized gain	(3.14)	(1.52)	(1.26)	(1.33)	(.07)
Redemption fees added to paid in capitalB	- G	- G	- G	.01	.01
Net asset value, end of period	$ 16.04	$ 20.40	$ 21.02	$ 16.74	$ 17.26
Total Return A	(7.64)%	4.98%	34.68%	4.63%	46.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.08%	.96%	.98%	1.07%	1.13%
Expenses net of fee waivers, if any	1.08%	.96%	.98%	1.07%	1.13%
Expenses net of all reductions	1.07%	.94%	.93%	1.00%	1.08%
Net investment income (loss)	(.18)%	(.32)%	(.23)%	(.23)%	(.34)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,954	$ 4,985	$ 5,159	$ 3,994	$ 3,319
Portfolio turnover rate D	115%	115%	107%	99%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Small Cap Stock Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available,

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3. Significant Accounting Policies - continued

Security Valuation - continued

securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 459,414
Unrealized depreciation	(548,462)
Net unrealized appreciation (depreciation)	(89,048)
Undistributed long-term capital gain	55,794

Cost for federal income tax purposes	$ 4,282,091

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 132,743	$ 69,580
Long-term Capital Gains	637,070	308,809
Total	$ 769,813	$ 378,389

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,975,457 and $5,396,300, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR was the Fund's transfer agent. For the period the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $301 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $269 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $41 and $196, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's

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10. Other - continued

domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $426, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 13, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Small Cap Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Small Cap Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of Small Cap Stock. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Small Cap Stock. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-
present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of Small Cap Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Small Cap Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2008 $412,613,000 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 9% and 12% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 21% and 18% of the dividends distributed in June and December, respectively as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SLCX-UANN-0608
1.784727.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®
500 Index
Fund -
Investor Class
Fidelity Advantage Class

Annual Report

April 30, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Continuation of a credit squeeze, flat consumer spending and a potential recession weighed heavily on stocks in the opening months of 2008, though positive results in investment-grade bonds and money markets offered some comfort to investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2008	Past 1 year	Past 5 years	Past 10 years
Investor Class	-4.73%	10.52%	3.78%
Fidelity Advantage Class A	-4.71%	10.54%	3.79%

A The initial offering of Fidelity Advantage Class took place on October 14, 2005. Returns prior to
October 14, 2005, are those of Investor Class, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund - Investor Class on April 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the Spartan® 500 Index Fund's investment management team as Head of Indexing for Geode Capital Management, LLC

For the 12-month period ending April 30, 2008, U.S. equities continued down a bumpy road, plagued by fears of rising inflation, threats of a potential recession, and fallout from the subprime mortgage crisis and subsequent credit crunch. Oil prices surged to record highs, eclipsing $110 a barrel, and consumer confidence hit a five-year low as food prices rose and housing prices continued to drop. To inject more liquidity into the marketplace and stave off a potential recession, the Federal Reserve Board lowered the target fed funds rate seven times from 5.25% to 2.00% between September 2007 and the end of April 2008. These moves seemed to revive some investor confidence in the stock market by the end of the 12-month period, though most equity measures failed to finish in positive territory for the year overall. However, after reaching lows in March, many indexes trended up, reversing their downward spirals to turn in solid gains in the final month of the period. The Standard & Poor's 500SM Index climbed 4.87% in April alone, making up some of its lost ground, but the index still fell 4.68% for the 12 months overall. The NASDAQ Composite® Index also experienced positive returns in April, but declined 3.78% during the past year. The Dow Jones Industrial AverageSM rose in April as well, contributing to a modest 0.47% return for the one-year period.

For the year ending April 30, 2008, the fund's Investor Class and Fidelity Advantage Class shares lost 4.73% and 4.71%, respectively, in line with the S&P 500®. With oil prices so high, the energy sector led the market by a wide margin. Specific outperformers included diversified energy producers Exxon Mobil, Chevron and ConocoPhillips, as well as oilfield services company Schlumberger. Materials stocks also performed well. In technology, personal computer and electronics manufacturer Apple benefited from strong sales of its key products, while diversified technology company IBM rose thanks to better-than-expected earnings. Also helping performance was agricultural products company Monsanto. On the negative side, financials were the biggest laggards by far, with banks, insurance and diversified financial companies such as Citigroup, American International Group (AIG), Wachovia, Bank of America and Merrill Lynch performing particularly poorly. Housing market weakness also hampered government-sponsored mortgage-finance company Fannie Mae. Consumer discretionary holdings lagged as well during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 to April 30, 2008
Investor Class
Actual	$ 1,000.00	$ 903.40	$ .47
HypotheticalA	$ 1,000.00	$ 1,024.37	$ .50
Fidelity Advantage Class
Actual	$ 1,000.00	$ 903.40	$ .33
HypotheticalA	$ 1,000.00	$ 1,024.52	$ .35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Investor Class	.10%
Fidelity Advantage Class	.07%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.0	3.7
General Electric Co.	2.7	3.0
AT&T, Inc.	1.9	1.8
Microsoft Corp.	1.8	2.1
Procter & Gamble Co.	1.7	1.6
Chevron Corp.	1.6	1.4
Johnson & Johnson	1.5	1.4
International Business Machines Corp.	1.4	1.1
Bank of America Corp.	1.3	1.5
JPMorgan Chase & Co.	1.3	1.1
	19.2
Market Sectors as of April 30, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.8	18.9
Information Technology	15.6	16.7
Energy	13.7	11.6
Industrials	11.5	11.3
Health Care	11.1	11.5
Consumer Staples	10.3	9.4
Consumer Discretionary	8.4	8.9
Utilities	3.6	3.3
Materials	3.5	3.3
Telecommunication Services	3.3	3.6

Annual Report

Investments April 30, 2008

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.4%
Auto Components - 0.2%
Johnson Controls, Inc.	810,625	$ 28,583
The Goodyear Tire & Rubber Co. (a)	327,901	8,781
		37,364
Automobiles - 0.3%
Ford Motor Co. (a)(d)	3,013,036	24,888
General Motors Corp. (d)	772,793	17,929
Harley-Davidson, Inc.	325,604	12,454
		55,271
Distributors - 0.1%
Genuine Parts Co.	225,677	9,582
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)	187,526	9,545
H&R Block, Inc.	444,201	9,715
		19,260
Hotels, Restaurants & Leisure - 1.3%
Carnival Corp. unit	595,965	23,940
Darden Restaurants, Inc.	195,610	6,960
International Game Technology	427,040	14,835
Marriott International, Inc. Class A	410,844	14,092
McDonald's Corp.	1,572,242	93,674
Starbucks Corp. (a)	997,154	16,184
Starwood Hotels & Resorts Worldwide, Inc.	257,048	13,420
Wendy's International, Inc.	119,327	3,460
Wyndham Worldwide Corp.	241,672	5,191
Yum! Brands, Inc.	649,152	26,408
		218,164
Household Durables - 0.4%
Black & Decker Corp.	83,174	5,459
Centex Corp.	167,088	3,479
D.R. Horton, Inc.	374,081	5,795
Fortune Brands, Inc.	210,305	14,221
Harman International Industries, Inc.	82,561	3,374
KB Home	105,110	2,365
Leggett & Platt, Inc. (d)	228,816	3,798
Lennar Corp. Class A	189,900	3,498
Newell Rubbermaid, Inc.	377,756	7,755
Pulte Homes, Inc.	291,807	3,805
Snap-On, Inc.	78,761	4,671
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
The Stanley Works	106,861	$ 5,155
Whirlpool Corp.	103,236	7,514
		70,889
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)(d)	421,095	33,111
Expedia, Inc. (a)(d)	284,629	7,190
IAC/InterActiveCorp (a)	246,687	5,134
		45,435
Leisure Equipment & Products - 0.1%
Brunswick Corp. (d)	119,548	1,994
Eastman Kodak Co.	393,382	7,038
Hasbro, Inc.	194,680	6,923
Mattel, Inc.	493,333	9,250
		25,205
Media - 2.8%
CBS Corp. Class B	929,328	21,440
Clear Channel Communications, Inc.	679,713	20,493
Comcast Corp. Class A	4,110,716	84,475
E.W. Scripps Co. Class A	122,232	5,489
Gannett Co., Inc.	313,730	8,979
Interpublic Group of Companies, Inc. (a)(d)	643,225	5,821
McGraw-Hill Companies, Inc.	440,673	18,063
Meredith Corp.	51,485	1,669
News Corp. Class A	3,141,169	56,227
Omnicom Group, Inc.	437,689	20,895
The DIRECTV Group, Inc. (a)	972,721	23,968
The New York Times Co. Class A (d)	196,287	3,828
The Walt Disney Co.	2,570,710	83,368
Time Warner, Inc.	4,882,455	72,504
Viacom, Inc. Class B (non-vtg.) (a)	874,943	33,633
Washington Post Co. Class B	7,926	5,196
		466,048
Multiline Retail - 0.8%
Big Lots, Inc. (a)(d)	111,088	3,003
Dillard's, Inc. Class A (d)	77,990	1,591
Family Dollar Stores, Inc.	191,851	4,106
JCPenney Co., Inc.	302,690	12,864
Kohl's Corp. (a)	428,229	20,919
Macy's, Inc.	591,123	14,950
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Nordstrom, Inc.	244,387	$ 8,617
Sears Holdings Corp. (a)(d)	99,589	9,820
Target Corp.	1,117,703	59,384
		135,254
Specialty Retail - 1.6%
Abercrombie & Fitch Co. Class A	117,618	8,740
AutoNation, Inc. (a)(d)	184,323	2,951
AutoZone, Inc. (a)	58,690	7,087
Bed Bath & Beyond, Inc. (a)(d)	357,623	11,623
Best Buy Co., Inc.	481,057	20,695
Gamestop Corp. Class A (a)	219,752	12,095
Gap, Inc.	620,829	11,560
Home Depot, Inc.	2,303,963	66,354
Limited Brands, Inc.	424,264	7,857
Lowe's Companies, Inc.	1,996,770	50,299
Office Depot, Inc. (a)	372,659	4,725
OfficeMax, Inc.	103,627	1,893
RadioShack Corp.	178,979	2,488
Sherwin-Williams Co.	139,153	7,698
Staples, Inc.	956,992	20,767
Tiffany & Co., Inc.	173,383	7,549
TJX Companies, Inc.	596,624	19,223
		263,604
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	480,438	17,089
Jones Apparel Group, Inc.	118,199	1,871
Liz Claiborne, Inc.	135,816	2,403
NIKE, Inc. Class B	522,724	34,918
Polo Ralph Lauren Corp. Class A	80,392	4,993
VF Corp.	119,748	8,907
		70,181
TOTAL CONSUMER DISCRETIONARY		1,416,257
CONSUMER STAPLES - 10.3%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	976,327	48,035
Brown-Forman Corp. Class B (non-vtg.)	115,148	7,832
Coca-Cola Enterprises, Inc.	392,585	8,833
Constellation Brands, Inc. Class A (sub. vtg.) (a)	264,942	4,864
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Molson Coors Brewing Co. Class B	187,784	$ 10,298
Pepsi Bottling Group, Inc.	187,300	6,314
PepsiCo, Inc.	2,186,789	149,861
The Coca-Cola Co.	2,728,591	160,632
		396,669
Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	593,538	42,290
CVS Caremark Corp.	1,954,825	78,916
Kroger Co.	918,381	25,026
Safeway, Inc.	600,968	18,991
SUPERVALU, Inc.	288,773	9,558
Sysco Corp.	824,018	25,190
Wal-Mart Stores, Inc.	3,225,785	187,031
Walgreen Co.	1,353,449	47,168
Whole Foods Market, Inc. (d)	190,463	6,217
		440,387
Food Products - 1.5%
Archer Daniels Midland Co.	878,622	38,712
Campbell Soup Co.	300,567	10,460
ConAgra Foods, Inc.	665,661	15,683
Dean Foods Co.	206,630	4,802
General Mills, Inc.	459,756	27,769
H.J. Heinz Co.	430,247	20,235
Hershey Co.	229,646	8,584
Kellogg Co.	355,774	18,205
Kraft Foods, Inc. Class A	2,093,308	66,211
McCormick & Co., Inc. (non-vtg.)	174,697	6,602
Sara Lee Corp.	972,272	14,108
Tyson Foods, Inc. Class A	373,765	6,653
Wm. Wrigley Jr. Co.	295,481	22,504
		260,528
Household Products - 2.2%
Clorox Co.	189,570	10,047
Colgate-Palmolive Co.	696,016	49,208
Kimberly-Clark Corp.	573,742	36,714
Procter & Gamble Co.	4,201,452	281,707
		377,676
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.2%
Avon Products, Inc.	582,630	$ 22,734
Estee Lauder Companies, Inc. Class A	155,805	7,106
		29,840
Tobacco - 1.4%
Altria Group, Inc.	2,878,288	57,566
Philip Morris International, Inc. (a)	2,878,288	146,879
Reynolds American, Inc. (d)	233,593	12,579
UST, Inc.	204,060	10,625
		227,649
TOTAL CONSUMER STAPLES		1,732,749
ENERGY - 13.7%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	422,395	34,163
BJ Services Co.	399,925	11,306
Cameron International Corp. (a)	298,034	14,672
ENSCO International, Inc.	196,497	12,523
Halliburton Co.	1,201,605	55,166
Nabors Industries Ltd. (a)	383,188	14,385
National Oilwell Varco, Inc. (a)	563,967	38,604
Noble Corp.	366,760	20,641
Rowan Companies, Inc.	151,966	5,925
Schlumberger Ltd. (NY Shares)	1,635,135	164,413
Smith International, Inc.	274,151	20,975
Transocean, Inc. (a)(d)	433,795	63,967
Weatherford International Ltd. (a)(d)	463,114	37,359
		494,099
Oil, Gas & Consumable Fuels - 10.8%
Anadarko Petroleum Corp.	639,010	42,533
Apache Corp.	454,605	61,226
Chesapeake Energy Corp.	624,544	32,289
Chevron Corp.	2,835,119	272,597
ConocoPhillips	2,131,794	183,654
CONSOL Energy, Inc.	249,156	20,172
Devon Energy Corp.	606,689	68,799
El Paso Corp.	956,722	16,398
EOG Resources, Inc.	337,235	44,002
Exxon Mobil Corp.	7,303,947	679,766
Hess Corp.	380,789	40,440
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Marathon Oil Corp.	967,898	$ 44,107
Murphy Oil Corp.	259,023	23,400
Noble Energy, Inc.	234,592	20,410
Occidental Petroleum Corp.	1,122,982	93,443
Peabody Energy Corp.	369,987	22,617
Range Resources Corp.	204,651	13,585
Spectra Energy Corp.	863,550	21,330
Sunoco, Inc.	160,560	7,452
Tesoro Corp.	187,858	4,723
Valero Energy Corp.	729,916	35,656
Williams Companies, Inc.	798,681	28,353
XTO Energy, Inc.	696,703	43,098
		1,820,050
TOTAL ENERGY		2,314,149
FINANCIALS - 16.8%
Capital Markets - 3.1%
American Capital Strategies Ltd. (d)	266,342	8,456
Ameriprise Financial, Inc.	309,848	14,715
Bank of New York Mellon Corp.	1,558,216	67,829
Bear Stearns Companies, Inc. (d)	183,970	1,974
Charles Schwab Corp.	1,281,833	27,688
E*TRADE Financial Corp. (a)(d)	630,721	2,510
Federated Investors, Inc. Class B (non-vtg.)	118,068	3,953
Franklin Resources, Inc.	214,698	20,429
Goldman Sachs Group, Inc.	539,412	103,227
Janus Capital Group, Inc.	201,668	5,659
Legg Mason, Inc.	184,057	11,095
Lehman Brothers Holdings, Inc.	724,368	32,046
Merrill Lynch & Co., Inc.	1,326,376	66,093
Morgan Stanley	1,508,002	73,289
Northern Trust Corp.	262,026	19,419
State Street Corp.	528,948	38,158
T. Rowe Price Group, Inc.	360,084	21,087
		517,627
Commercial Banks - 2.9%
BB&T Corp.	745,702	25,570
Comerica, Inc. (d)	205,484	7,136
Fifth Third Bancorp	727,386	15,588
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
First Horizon National Corp. (d)	254,509	$ 2,749
Huntington Bancshares, Inc.	500,001	4,695
KeyCorp	544,395	13,136
M&T Bank Corp. (d)	105,122	9,801
Marshall & Ilsley Corp.	357,391	8,928
National City Corp. (d)	1,037,763	6,538
PNC Financial Services Group, Inc.	465,232	32,264
Regions Financial Corp.	946,916	20,756
SunTrust Banks, Inc.	478,959	26,702
U.S. Bancorp, Delaware	2,361,477	80,030
Wachovia Corp. (d)	2,904,937	84,679
Wells Fargo & Co.	4,500,857	133,900
Zions Bancorp	146,269	6,780
		479,252
Consumer Finance - 0.8%
American Express Co.	1,578,311	75,790
Capital One Financial Corp.	509,204	26,988
Discover Financial Services	654,112	11,911
SLM Corp.	636,971	11,803
		126,492
Diversified Financial Services - 4.3%
Bank of America Corp.	6,064,606	227,665
CIT Group, Inc.	385,269	4,196
Citigroup, Inc.	7,107,756	179,613
CME Group, Inc.	72,792	33,299
IntercontinentalExchange, Inc. (a)	95,751	14,856
JPMorgan Chase & Co.	4,637,012	220,954
Leucadia National Corp.	230,937	11,829
Moody's Corp.	280,790	10,378
NYSE Euronext	361,782	23,914
		726,704
Insurance - 3.9%
ACE Ltd.	450,369	27,153
AFLAC, Inc.	648,144	43,212
Allstate Corp.	765,095	38,530
AMBAC Financial Group, Inc. (d)	391,570	1,813
American International Group, Inc.	3,443,537	159,091
Aon Corp.	417,108	18,933
Assurant, Inc.	130,601	8,489
Cincinnati Financial Corp.	225,897	8,110
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Genworth Financial, Inc. Class A (non-vtg.)	590,652	$ 13,620
Hartford Financial Services Group, Inc.	428,693	30,553
Lincoln National Corp.	361,193	19,418
Loews Corp.	600,213	25,275
Marsh & McLennan Companies, Inc.	711,311	19,625
MBIA, Inc.	286,917	2,984
MetLife, Inc.	968,167	58,913
Principal Financial Group, Inc.	352,716	18,927
Progressive Corp.	926,119	16,846
Prudential Financial, Inc.	608,887	46,099
SAFECO Corp.	122,517	8,177
The Chubb Corp.	505,472	26,775
The Travelers Companies, Inc.	846,885	42,683
Torchmark Corp.	124,192	8,040
Unum Group	473,651	10,993
XL Capital Ltd. Class A	242,880	8,474
		662,733
Real Estate Investment Trusts - 1.2%
Apartment Investment & Management Co. Class A	125,241	4,631
AvalonBay Communities, Inc.	104,910	10,465
Boston Properties, Inc.	163,128	16,393
Developers Diversified Realty Corp.	163,072	7,004
Equity Residential (SBI)	368,124	15,285
General Growth Properties, Inc.	364,193	14,917
HCP, Inc.	319,940	11,422
Host Hotels & Resorts, Inc.	714,742	12,294
Kimco Realty Corp.	345,205	13,777
Plum Creek Timber Co., Inc.	233,654	9,542
ProLogis Trust	352,503	22,070
Public Storage	170,021	15,421
Simon Property Group, Inc.	304,503	30,408
Vornado Realty Trust	184,262	17,153
		200,782
Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)(d)	237,229	5,485
Thrifts & Mortgage Finance - 0.6%
Countrywide Financial Corp.	792,897	4,583
Fannie Mae	1,335,570	37,797
Freddie Mac (d)	882,019	21,971
Hudson City Bancorp, Inc.	707,687	13,538
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
MGIC Investment Corp. (d)	162,444	$ 2,117
Sovereign Bancorp, Inc. (d)	493,292	3,685
Washington Mutual, Inc.	1,444,429	17,752
		101,443
TOTAL FINANCIALS		2,820,518
HEALTH CARE - 11.1%
Biotechnology - 1.3%
Amgen, Inc. (a)	1,484,848	62,171
Biogen Idec, Inc. (a)	406,495	24,670
Celgene Corp. (a)	593,965	36,909
Genzyme Corp. (a)	365,370	25,704
Gilead Sciences, Inc. (a)	1,268,109	65,637
		215,091
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	866,128	53,977
Becton, Dickinson & Co.	333,189	29,787
Boston Scientific Corp. (a)	1,833,608	24,442
C.R. Bard, Inc.	136,976	12,899
Covidien Ltd.	680,899	31,791
Hospira, Inc. (a)	216,646	8,915
Medtronic, Inc.	1,533,175	74,635
St. Jude Medical, Inc. (a)	469,661	20,562
Stryker Corp.	325,586	21,108
Varian Medical Systems, Inc. (a)	171,575	8,043
Zimmer Holdings, Inc. (a)	318,349	23,609
		309,768
Health Care Providers & Services - 1.8%
Aetna, Inc.	677,967	29,559
AmerisourceBergen Corp.	221,992	9,002
Cardinal Health, Inc.	486,828	25,349
CIGNA Corp.	382,378	16,331
Coventry Health Care, Inc. (a)	211,209	9,447
Express Scripts, Inc. (a)	345,138	24,167
Humana, Inc. (a)	232,323	11,103
Laboratory Corp. of America Holdings (a)	150,856	11,408
McKesson Corp.	395,076	20,591
Medco Health Solutions, Inc. (a)	715,269	35,434
Patterson Companies, Inc. (a)	176,587	6,039
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Quest Diagnostics, Inc.	214,695	$ 10,773
Tenet Healthcare Corp. (a)	647,652	4,145
UnitedHealth Group, Inc.	1,708,409	55,745
WellPoint, Inc. (a)	739,866	36,808
		305,901
Health Care Technology - 0.0%
IMS Health, Inc.	250,300	6,195
Life Sciences Tools & Services - 0.4%
Applera Corp. - Applied Biosystems Group	228,506	7,292
Millipore Corp. (a)	75,127	5,266
PerkinElmer, Inc.	160,584	4,265
Thermo Fisher Scientific, Inc. (a)	571,480	33,072
Waters Corp. (a)	136,466	8,387
		58,282
Pharmaceuticals - 5.8%
Abbott Laboratories	2,110,268	111,317
Allergan, Inc.	417,661	23,544
Barr Pharmaceuticals, Inc. (a)	147,316	7,400
Bristol-Myers Squibb Co.	2,702,294	59,369
Eli Lilly & Co.	1,350,441	65,010
Forest Laboratories, Inc. (a)	425,100	14,755
Johnson & Johnson	3,867,116	259,445
King Pharmaceuticals, Inc. (a)	335,913	3,154
Merck & Co., Inc.	2,956,090	112,450
Mylan, Inc. (d)	415,534	5,473
Pfizer, Inc.	9,230,216	185,620
Schering-Plough Corp.	2,213,017	40,742
Watson Pharmaceuticals, Inc. (a)	141,516	4,393
Wyeth	1,826,618	81,230
		973,902
TOTAL HEALTH CARE		1,869,139
INDUSTRIALS - 11.5%
Aerospace & Defense - 2.9%
General Dynamics Corp.	549,124	49,652
Goodrich Corp.	170,755	11,637
Honeywell International, Inc.	1,016,244	60,365
L-3 Communications Holdings, Inc.	167,101	18,623
Lockheed Martin Corp.	468,028	49,630
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Northrop Grumman Corp.	461,333	$ 33,940
Precision Castparts Corp.	189,675	22,298
Raytheon Co.	582,109	37,238
Rockwell Collins, Inc.	221,704	13,992
The Boeing Co.	1,044,163	88,608
United Technologies Corp.	1,339,985	97,109
		483,092
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	233,931	14,663
Expeditors International of Washington, Inc.	290,992	13,557
FedEx Corp.	422,487	40,504
United Parcel Service, Inc. Class B	1,412,130	102,252
		170,976
Airlines - 0.1%
Southwest Airlines Co.	1,004,344	13,298
Building Products - 0.1%
Masco Corp.	497,895	9,067
Trane, Inc.	237,254	11,035
		20,102
Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc. (a)	460,327	5,690
Avery Dennison Corp.	145,370	7,005
Cintas Corp.	178,333	5,280
Equifax, Inc.	176,994	6,774
Monster Worldwide, Inc. (a)	171,373	4,170
Pitney Bowes, Inc.	288,181	10,406
R.R. Donnelley & Sons Co.	293,331	8,988
Robert Half International, Inc.	216,837	5,139
Waste Management, Inc.	676,260	24,413
		77,865
Construction & Engineering - 0.2%
Fluor Corp.	120,949	18,489
Jacobs Engineering Group, Inc. (a)	165,660	14,301
		32,790
Electrical Equipment - 0.4%
Cooper Industries Ltd. Class A	240,630	10,200
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	1,074,738	$ 56,166
Rockwell Automation, Inc.	202,545	10,984
		77,350
Industrial Conglomerates - 3.4%
3M Co.	966,113	74,294
General Electric Co.	13,632,604	445,786
Textron, Inc.	339,514	20,714
Tyco International Ltd.	662,076	30,979
		571,773
Machinery - 1.9%
Caterpillar, Inc.	851,876	69,752
Cummins, Inc.	276,037	17,294
Danaher Corp.	347,639	27,123
Deere & Co.	595,284	50,046
Dover Corp.	262,021	12,962
Eaton Corp.	223,896	19,667
Illinois Tool Works, Inc.	546,706	28,587
Ingersoll-Rand Co. Ltd. Class A	372,220	16,519
ITT Corp.	247,881	15,864
Manitowoc Co., Inc.	177,293	6,705
PACCAR, Inc.	500,590	23,688
Pall Corp.	167,373	5,820
Parker Hannifin Corp.	230,039	18,369
Terex Corp. (a)	138,706	9,665
		322,061
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	404,066	41,437
CSX Corp.	550,678	34,665
Norfolk Southern Corp.	513,776	30,611
Ryder System, Inc.	79,254	5,427
Union Pacific Corp.	355,913	51,675
		163,815
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	91,633	7,945
TOTAL INDUSTRIALS		1,941,067
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 2.5%
Ciena Corp. (a)(d)	118,853	$ 4,018
Cisco Systems, Inc. (a)	8,138,054	208,660
Corning, Inc.	2,149,406	57,411
JDS Uniphase Corp. (a)	307,045	4,394
Juniper Networks, Inc. (a)	714,800	19,743
Motorola, Inc.	3,078,273	30,660
QUALCOMM, Inc.	2,201,123	95,067
Tellabs, Inc. (a)	564,895	2,915
		422,868
Computers & Peripherals - 4.4%
Apple, Inc. (a)	1,199,856	208,715
Dell, Inc. (a)	2,788,176	51,944
EMC Corp. (a)	2,867,734	44,163
Hewlett-Packard Co.	3,365,666	155,999
International Business Machines Corp.	1,889,912	228,112
Lexmark International, Inc. Class A (a)	129,640	4,069
NetApp, Inc. (a)	468,985	11,349
QLogic Corp. (a)	183,394	2,927
SanDisk Corp. (a)	312,753	8,472
Sun Microsystems, Inc. (a)	1,082,304	16,949
Teradata Corp. (a)	245,178	5,220
		737,919
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	498,362	15,056
Jabil Circuit, Inc.	284,062	3,091
Molex, Inc.	191,953	5,448
Tyco Electronics Ltd.	665,427	24,894
		48,489
Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)	228,167	8,162
eBay, Inc. (a)	1,522,866	47,650
Google, Inc. Class A (sub. vtg.) (a)	316,594	181,817
VeriSign, Inc. (a)(d)	291,322	10,502
Yahoo!, Inc. (a)	1,825,520	50,038
		298,169
IT Services - 0.8%
Affiliated Computer Services, Inc. Class A (a)	131,025	6,940
Automatic Data Processing, Inc.	713,671	31,544
Cognizant Technology Solutions Corp. Class A (a)	393,656	12,695
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Computer Sciences Corp. (a)	223,401	$ 9,738
Convergys Corp. (a)	173,049	2,720
Electronic Data Systems Corp.	695,331	12,905
Fidelity National Information Services, Inc.	233,645	8,425
Fiserv, Inc. (a)	224,464	11,347
Paychex, Inc.	441,878	16,071
The Western Union Co.	1,023,427	23,539
Total System Services, Inc.	271,473	6,461
Unisys Corp. (a)	482,480	2,007
		144,392
Office Electronics - 0.1%
Xerox Corp.	1,252,679	17,500
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (a)(d)	826,714	4,927
Altera Corp.	419,542	8,928
Analog Devices, Inc.	401,285	12,925
Applied Materials, Inc.	1,847,974	34,483
Broadcom Corp. Class A (a)	638,172	16,567
Intel Corp.	7,901,875	175,896
KLA-Tencor Corp.	245,809	10,737
Linear Technology Corp.	301,654	10,546
LSI Corp. (a)(d)	902,519	5,596
MEMC Electronic Materials, Inc. (a)	311,832	19,636
Microchip Technology, Inc.	257,758	9,473
Micron Technology, Inc. (a)	1,038,129	8,014
National Semiconductor Corp.	309,700	6,315
Novellus Systems, Inc. (a)	139,207	3,043
NVIDIA Corp. (a)	758,475	15,587
Teradyne, Inc. (a)	238,017	3,163
Texas Instruments, Inc.	1,810,713	52,800
Xilinx, Inc.	390,885	9,682
		408,318
Software - 3.3%
Adobe Systems, Inc. (a)	726,020	27,073
Autodesk, Inc. (a)	315,229	11,979
BMC Software, Inc. (a)	262,300	9,118
CA, Inc.	532,677	11,793
Citrix Systems, Inc. (a)	252,960	8,284
Compuware Corp. (a)	374,362	2,823
Electronic Arts, Inc. (a)	432,472	22,259
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc. (a)	447,424	$ 12,067
Microsoft Corp.	10,927,200	311,644
Novell, Inc. (a)	480,712	3,019
Oracle Corp. (a)	5,399,669	112,583
Symantec Corp. (a)	1,155,558	19,899
		552,541
TOTAL INFORMATION TECHNOLOGY		2,630,196
MATERIALS - 3.5%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	292,768	28,817
Ashland, Inc.	76,430	4,052
Dow Chemical Co.	1,282,766	51,503
E.I. du Pont de Nemours & Co.	1,227,802	60,052
Eastman Chemical Co.	108,880	8,003
Ecolab, Inc.	239,612	11,013
Hercules, Inc.	154,940	2,913
International Flavors & Fragrances, Inc.	110,611	5,045
Monsanto Co.	748,129	85,302
PPG Industries, Inc.	223,653	13,726
Praxair, Inc.	427,661	39,050
Rohm & Haas Co.	171,148	9,148
Sigma Aldrich Corp.	176,650	10,073
		328,697
Construction Materials - 0.1%
Vulcan Materials Co. (d)	147,954	10,182
Containers & Packaging - 0.1%
Ball Corp.	133,173	7,162
Bemis Co., Inc.	136,012	3,577
Pactiv Corp. (a)	178,023	4,235
Sealed Air Corp.	220,629	5,580
		20,554
Metals & Mining - 1.1%
Alcoa, Inc.	1,111,793	38,668
Allegheny Technologies, Inc.	137,817	9,486
Freeport-McMoRan Copper & Gold, Inc. Class B	522,561	59,441
Newmont Mining Corp.	618,838	27,359
Nucor Corp.	393,247	29,690
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Titanium Metals Corp. (d)	134,968	$ 2,057
United States Steel Corp.	160,821	24,758
		191,459
Paper & Forest Products - 0.2%
International Paper Co.	583,987	15,283
MeadWestvaco Corp.	237,347	6,242
Weyerhaeuser Co.	286,087	18,275
		39,800
TOTAL MATERIALS		590,692
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	8,240,074	318,973
CenturyTel, Inc.	145,596	4,725
Citizens Communications Co.	447,466	4,797
Embarq Corp.	209,443	8,707
Qwest Communications International, Inc.	2,099,054	10,831
Verizon Communications, Inc.	3,919,476	150,821
Windstream Corp.	619,783	7,276
		506,130
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	552,558	23,992
Sprint Nextel Corp.	3,889,426	31,077
		55,069
TOTAL TELECOMMUNICATION SERVICES		561,199
UTILITIES - 3.6%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	228,297	12,282
American Electric Power Co., Inc.	546,670	24,398
Duke Energy Corp.	1,724,085	31,568
Edison International	444,803	23,205
Entergy Corp.	260,993	29,978
Exelon Corp.	902,709	77,164
FirstEnergy Corp.	416,166	31,479
FPL Group, Inc.	556,148	36,867
Pepco Holdings, Inc.	274,559	6,839
Pinnacle West Capital Corp.	137,203	4,657
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
PPL Corp.	509,732	$ 24,477
Progress Energy, Inc.	355,094	14,910
Southern Co.	1,043,998	38,868
		356,692
Gas Utilities - 0.1%
Nicor, Inc.	61,619	2,164
Questar Corp.	235,904	14,633
		16,797
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	913,681	15,862
Constellation Energy Group, Inc.	242,905	20,562
Dynegy, Inc. Class A (a)	676,987	5,836
		42,260
Multi-Utilities - 1.1%
Ameren Corp.	284,960	12,926
CenterPoint Energy, Inc.	446,898	6,802
CMS Energy Corp.	307,415	4,482
Consolidated Edison, Inc.	371,529	15,456
Dominion Resources, Inc.	784,784	34,052
DTE Energy Co.	222,844	8,983
Integrys Energy Group, Inc.	104,335	4,997
NiSource, Inc.	374,282	6,700
PG&E Corp.	485,676	19,427
Public Service Enterprise Group, Inc.	694,154	30,480
Sempra Energy	356,739	20,216
TECO Energy, Inc.	287,945	4,610
Xcel Energy, Inc.	585,880	12,186
		181,317
TOTAL UTILITIES		597,066
TOTAL COMMON STOCKS (Cost $12,497,531)		16,473,032
U.S. Treasury Obligations - 0.1%
	Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.95% to 1.3% 6/26/08 (e) (Cost $20,460)	$ 20,500	20,460
Money Market Funds - 3.5%
	Shares	Value (000s)
Fidelity Cash Central Fund, 2.51% (b)	337,442,780	$ 337,443
Fidelity Securities Lending Cash Central Fund, 2.44% (b)(c)	254,038,040	254,038
TOTAL MONEY MARKET FUNDS (Cost $591,481)		591,481
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $13,109,472)		17,084,973
NET OTHER ASSETS - (1.4)%		(242,018)
NET ASSETS - 100%		$ 16,842,955
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,066 S&P 500 Index Contracts	June 2008	$ 369,369	$ 19,808

The face value of futures purchased as a percentage of net assets - 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $20,160,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 12,861
Fidelity Securities Lending Cash Central Fund	1,882
Total	$ 14,743

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	April 30, 2008

Assets
Investment in securities, at value (including securities loaned of $246,657) - See accompanying schedule: Unaffiliated issuers (cost $12,517,991)	$ 16,493,492
Fidelity Central Funds (cost $591,481)	591,481
Total Investments (cost $13,109,472)		$ 17,084,973
Receivable for fund shares sold		11,073
Dividends receivable		15,261
Distributions receivable from Fidelity Central Funds		1,027
Other receivables		163
Total assets		17,112,497

Liabilities
Payable for investments purchased	$ 1,991
Payable for fund shares redeemed	10,807
Accrued management fee	967
Payable for daily variation on futures contracts	1,389
Other affiliated payables	187
Other payables and accrued expenses	163
Collateral on securities loaned, at value	254,038
Total liabilities		269,542

Net Assets		$ 16,842,955
Net Assets consist of:
Paid in capital		$ 12,875,045
Undistributed net investment income		108,817
Accumulated undistributed net realized gain (loss) on investments		(136,216)
Net unrealized appreciation (depreciation) on investments		3,995,309
Net Assets		$ 16,842,955
Investor Class: Net Asset Value, offering price and redemption price per share ($7,511,075 ÷ 78,079 shares)		$ 96.20

Fidelity Advantage Class: Net Asset Value, offering price and redemption price per share ($9,331,880 ÷ 96,996 shares)		$ 96.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2008

Investment Income
Dividends		$ 335,997
Interest		631
Income from Fidelity Central Funds		14,743
Total income		351,371

Expenses
Management fee	$ 12,175
Transfer agent fees	2,394
Independent trustees' compensation	69
Miscellaneous	32
Total expenses before reductions	14,670
Expense reductions	(196)	14,474
Net investment income (loss)		336,897
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,155
Futures contracts	(31,223)
Total net realized gain (loss)		(22,068)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,146,382)
Futures contracts	4,542
Total change in net unrealized appreciation (depreciation)		(1,141,840)
Net gain (loss)		(1,163,908)
Net increase (decrease) in net assets resulting from operations		$ (827,011)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2008	Year ended April 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 336,897	$ 284,699
Net realized gain (loss)	(22,068)	80,905
Change in net unrealized appreciation (depreciation)	(1,141,840)	1,858,799
Net increase (decrease) in net assets resulting from operations	(827,011)	2,224,403
Distributions to shareholders from net investment income	(321,347)	(244,810)
Distributions to shareholders from net realized gain	(23,986)	-
Total distributions	(345,333)	(244,810)
Share transactions - net increase (decrease)	492,348	1,532,946
Redemption fees	-	93
Total increase (decrease) in net assets	(679,996)	3,512,632

Net Assets
Beginning of period	17,522,951	14,010,319
End of period (including undistributed net investment income of $108,817 and undistributed net investment income of $106,422, respectively)	$ 16,842,955	$ 17,522,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended April 30,	2008	2007	2006	2005	2004
Selected Per-Share Data
Net asset value, beginning of period	$ 102.94	$ 90.83	$ 80.02	$ 76.63	$ 63.37
Income from Investment Operations
Net investment income (loss) B	1.94	1.75	1.51	1.54 E	1.10
Net realized and unrealized gain (loss)	(6.68)	11.87	10.68	3.26	13.18
Total from investment operations	(4.74)	13.62	12.19	4.80	14.28
Distributions from net investment income	(1.86)	(1.51)	(1.38)	(1.41)	(1.02)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(2.00)	(1.51)	(1.38)	(1.41)	(1.02)
Redemption fees added to paid in capital B, H	-	- G	- G	- G	- G
Net asset value, end of period	$ 96.20	$ 102.94	$ 90.83	$ 80.02	$ 76.63
Total Return A	(4.73)%	15.14%	15.34%	6.25%	22.65%
Ratios to Average Net Assets C, F
Expenses before reductions	.10%	.10%	.10%	.32%	.39%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.13%	.19%
Expenses net of all reductions	.10%	.10%	.10%	.13%	.19%
Net investment income (loss)	1.92%	1.86%	1.77%	1.94% E	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 7,511	$ 8,370	$ 7,247	$ 12,032	$ 10,194
Portfolio turnover rate D	6%	5%	7%	4%	4%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.23 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The redemption fee was eliminated during the year ended April 30, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advantage Class

Years ended April 30,	2008	2007	2006 G
Selected Per-Share Data
Net asset value, beginning of period	$ 102.95	$ 90.84	$ 82.30
Income from Investment Operations
Net investment income (loss) D	1.96	1.78	.87
Net realized and unrealized gain (loss)	(6.67)	11.87	8.61
Total from investment operations	(4.71)	13.65	9.48
Distributions from net investment income	(1.89)	(1.54)	(.94)
Distributions from net realized gain	(.14)	-	-
Total distributions	(2.03)	(1.54)	(.94)
Redemption fees added to paid in capital D, J	-	- I	- I
Net asset value, end of period	$ 96.21	$ 102.95	$ 90.84
Total Return B, C	(4.71)%	15.18%	11.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.07%	.07%	.07% A
Expenses net of fee waivers, if any	.07%	.07%	.07% A
Expenses net of all reductions	.07%	.07%	.07% A
Net investment income (loss)	1.95%	1.89%	1.81% A
Supplemental Data
Net assets, end of period (in millions)	$ 9,332	$ 9,153	$ 6,763
Portfolio turnover rate F	6%	5%	7%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 14, 2005 (commencement of sale of shares) to April 30, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The redemption fee was eliminated during the year ended April 30, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2008

(Amounts in thousands except ratios)

1. Organization.

Spartan 500 Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Investor Class and Fidelity Advantage Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,579,758
Unrealized depreciation	(1,648,377)
Net unrealized appreciation (depreciation)	3,931,381
Undistributed ordinary income	97,138

Cost for federal income tax purposes	$ 13,153,592

The tax character of distributions paid was as follows:

	April 30, 2008	April 30, 2007
Ordinary Income	$ 321,347	$ 244,810
Long-term Capital Gains	23,986	-
Total	$ 345,333	$ 244,810

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Futures Contracts - continued

day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S government securities and in-kind transactions, aggregated $1,288,231 and $1,009,300, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. In addition, under the expense contract, FMR pays class-level expenses of Investor Class and Fidelity Advantage Class so that total expenses do not exceed .10% and .07% of each class' average net assets, respectively, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode®), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives asset-based fees of .06% and .03% of average net assets for the Investor Class and Fidelity Advantage Class, respectively. Under the expense

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

contract, the Investor Class pays transfer agent fees at an annual rate of .03%, and the Fidelity Advantage Class pays no transfer agent fees. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,882.

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions - continued

During the period, these credits reduced the Fund's management fee by $95 and reduced transfer agent fee by $101.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2008	2007
From net investment income
Investor Class	$ 146,396	$ 119,726
Fidelity Advantage Class	174,951	125,084
Total	$ 321,347	$ 244,810
From net realized gain
Investor Class	$ 10,975	$ -
Fidelity Advantage Class	13,011	-
Total	$ 23,986	$ -

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended April 30,	2008	2007	2008	2007
Investor Class
Shares sold	15,225	19,535	$ 1,579,618	$ 1,872,112
Reinvestment of distributions	1,449	1,196	149,923	113,390
Shares redeemed	(19,909)	(19,201)	(2,009,960)	(1,827,866)
Net increase (decrease)	(3,235)	1,530	$ (280,419)	$ 157,636
Fidelity Advantage Class
Shares sold	28,465	27,389	$ 2,785,683	$ 2,605,292
Reinvestment of distributions	1,606	1,180	166,178	112,087
Shares redeemed	(21,978)	(14,119)	(2,179,094)	(1,342,069)
Net increase (decrease)	8,093	14,450	$ 772,767	$ 1,375,310

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 13, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing) (1994-2007).

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member and Chairperson of the Investment Committee, and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006- present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer of Spartan 500 Index. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Spartan 500 Index. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary of Spartan 500 Index. Mr. Goebel also serves as Secretary of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Spartan 500 Index. Mr. McGinty also serves as Assistant Secretary of other Fidelity funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

R. Stephen Ganis (42)
Year of Election or Appointment: 2006 Anti-Money Laundering (AML) officer of Spartan 500 Index. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present).
Joseph B. Hollis (60)

Year of Election or Appointment: 2006

Chief Financial Officer of Spartan 500 Index. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan 500 Index. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments. He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan 500 Index. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan 500 Index. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan 500 Index. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Spartan 500 Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Spartan 500 Index. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan 500 Index. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2008 $21,704,000 or, if subsequently determined to be different, the net capital gain of such year.

Investor Class and Fidelity Advantage Class designates 100% of the dividends distributed in June and December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Investor Class and Fidelity Advantage Class designates 100% of the dividends distributed in June and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	23,727,587,776.19	95.875
Withheld	1,020,991,311.90	4.125
TOTAL	24,748,579,088.09	100.000
Dennis J. Dirks
Affirmative	23,825,239,061.03	96.269
Withheld	923,340,027.06	3.731
TOTAL	24,748,579,088.09	100.000
Edward C. Johnson 3d
Affirmative	23,651,709,495.75	95.568
Withheld	1,096,869,592.34	4.432
TOTAL	24,748,579,088.09	100.000
Alan J. Lacy
Affirmative	23,800,282,191.08	96.168
Withheld	948,296,897.01	3.832
TOTAL	24,748,579,088.09	100.000
Ned C. Lautenbach
Affirmative	23,793,631,497.85	96.141
Withheld	954,947,590.24	3.859
TOTAL	24,748,579,088.09	100.000
Joseph Mauriello
Affirmative	23,811,616,983.60	96.214
Withheld	936,962,104.49	3.786
TOTAL	24,748,579,088.09	100.000
Cornelia M. Small
Affirmative	23,802,118,377.97	96.176
Withheld	946,460,710.12	3.824
TOTAL	24,748,579,088.09	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	23,739,468,362.04	95.923
Withheld	1,009,110,726.05	4.077
TOTAL	24,748,579,088.09	100.000
David M. Thomas
Affirmative	23,821,835,168.41	96.255
Withheld	926,743,919.68	3.745
TOTAL	24,748,579,088.09	100.000
Michael E. Wiley
Affirmative	23,809,071,367.86	96.204
Withheld	939,507,720.23	3.796
TOTAL	24,748,579,088.09	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Commonwealth Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	20,666,515,787.64	83.506
Against	2,780,145,204.68	11.233
Abstain	858,047,822.92	3.468
Broker Non-Votes	443,870,272.85	1.793
TOTAL	24,748,579,088.09	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SMI-UANN-0608
1.784730.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, April 30, 2008, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Small Cap Retirement Fund, Fidelity Small Cap Stock Fund and Spartan 500 Index Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Large Cap Stock Fund	$39,000	$41,000
Fidelity Mid-Cap Stock Fund	$49,000	$53,000
Fidelity Small Cap Retirement Fund	$42,000	$42,000
Fidelity Small Cap Stock Fund	$45,000	$48,000
Spartan 500 Index Fund	$53,000	$58,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,900,000	$6,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2008 and April 30, 2007 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid-Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan 500 Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
Deloitte Entities	$200,000	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A
Fidelity Large Cap Stock Fund	$4,500	$4,200
Fidelity Mid-Cap Stock Fund	$4,500	$4,200
Fidelity Small Cap Retirement Fund	$4,500	$4,200
Fidelity Small Cap Stock Fund	$4,500	$4,200
Spartan 500 Index Fund	$4,500	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008A	2007A
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid-Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan 500 Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A,B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2008 and April 30, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended April 30, 2008 and April 30, 2007, the aggregate fees billed by Deloitte Entities of $750,000A and $720,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A,B
Covered Services	$225,000	$20,000
Non-Covered Services	$525,000	$700,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Kenneth Robins
Kenneth Robins
President and Treasurer

Date:	June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth Robins
Kenneth Robins
President and Treasurer

Date:	June 26, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	June 26, 2008